EXHIBIT 10.96

VARIOUS AMENDMENTS TO LEASE AGREEMENT FOR NESTLE BUILDING

AMENDMENT A

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT A TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 17th day of February, 1988, by and between EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership (“Landlord”) and CARNATION COMPANY, a Delaware corporation (“Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Lease”), and

WHEREAS, the parties now desire to amend the Lease as provided hereinbelow.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.    The following is hereby added to the Lease as Section 64:

“64.    Non Discrimination.    Tenant hereby covenants by and for itself, its successors and assigns, and all persons claiming under or through them, and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons, on account of sex, marital status, race, color, religion, creed, national origin, or ancestry, in the leasing, subleasing, renting, transferring, use, occupancy, tenure or enjoyment of the Premises herein leased, nor shall Tenant itself, or any person claiming under or through it, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, or occupancy of tenants, lessees, sublessees, tenants, or vendees in the Premises herein leased.”

2.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership

	By:	Lincoln Property Company No. 1384 a California Limited Partnership, its general partner

	By:	/s/ John R. Miller
John R. Miller, a managing general partner

TENANT:	CARNATION COMPANY a Delaware Corporation

	By:	/s/ Jule N. Kvamma
Jule N. Kvamma Its Executive Vice President and Chief Administrative Officer

AMENDMENT B

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT B TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 30th day of September, 1989, by and between EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership (“Landlord”), and CARNATION COMPANY, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987, as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988 (collectively, the “Lease”); and

B.    Tenant now desires to exercise its Hold Space Option described in Section 2(a) of the Lease to add one (1) full floor to the Premises leased by Tenant under the Lease; and

C.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Tenant hereby exercises its Hold Space Option described in Section 2(a) of the Lease to add one (1) full floor of the Building contiguous to the portion of the Premises located on the upper floors of the Building (the “Hold Space”); based on the current plans for the Building, Landlord and Tenant confirm that the Hold Space shall consist of the entire eleventh (11th) floor of the Building. Accordingly, the Hold Space is hereby added to the Premises leased by Tenant under the Lease upon the same terms and conditions, including Annual Basic Rent and Allowance, as set forth in the Lease, subject only to the condition that the Hold Space shall be delivered by Landlord in Package 2 as described in Section 1(p) of the Lease as modified by Paragraph 4 below.

2.    Tenant hereby acknowledges and agrees that although Section 2 (a) of the Lease permits Tenant to add one or two full floors as its Hold Space, Tenant, by electing to add only one (1) full floor pursuant to this Amendment, shall no longer have any right to add any more floors as its Hold Space under the Hold Space Option.

3.    Pursuant to Section 1(g) of the Lease, Landlord and Tenant hereby agree that the Premises shall consist of all of the rentable square feet (a) in the Basement of the Building, (b) in the Plaza Level of the Building, and (c) of the ten (10) Upper Office Floors of the Building consisting of Floors 11 through 21, it being acknowledged that there is no floor 13 of the Building. As of the date of this Amendment, subject to Landlord’s actual measurement and Tenant’s field check to be performed pursuant to Section 2.1(a) of the Lease, Landlord and Tenant agree that the approximate amount of rentable square feet of the Premises will be 281,606 square feet, consisting of approximately (i) 24,877 rentable square feet in the Basement, (ii) 24,927 rentable square feet in the Plaza level, and (iii) 231,802 rentable square feet on Upper Office Floors 11 through 21 of the Building (including the Hold Space added pursuant hereto). Notwithstanding Sections 1(g) and 1(p) of the Lease, Tenant shall have no further right to increase or decrease the rentable square footage of the Premises (except in connection with Tenant’s field check pursuant to Section 2.1(a) of the Lease) or to increase or decrease the number of Upper Office Floors to be initially leased by Tenant. Provided, however, notwithstanding anything above to the contrary, Tenant’s rights to additional space pursuant to Section 58 Option to Expand and Section 59 First Right of Lease remain in full force and effect.

4.    In accordance with the provisions of Paragraphs 1 and 3 above, Landlord and Tenant confirm that the four (4) Packages described in Section 1(p) of the Lease shall consist of the following: (a) Package 1 shall consist of all of the rentable square feet in the Basement and the Plaza Level; (b) Package 2 shall consist of the lowest three (3) full floors of the Upper Office Floors of the Building plus the Hold Space (i.e., Floors 11, 12, 14 and 15); (c) Package 3 shall consist of the next highest three (3) full floors of the Upper Office Floors of the Building (i.e., Floors 16, 17 and 18); and (d) Package 4 shall consist of the remaining Upper Office Floors of the Building (i.e., Floors 19, 20 and 21).

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5.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership

	By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

By: /s/ John R. Miller
John R. Miller, a managing general partner

TENANT:	CARNATION COMPANY a Delaware corporation

	By:	/s/ WARREN N. BRAKENSIEK
WARREN N. BRAKENSIEK Its: CORPORATE SECRETARY

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AMENDMENT C

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT C TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 25th day of July, 1990, by and between EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership (“Landlord”), and CARNATION COMPANY, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987, as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, and that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989 (collectively, the “Lease”); and

B.    Tenant now desires to expand the Premises leased by Tenant under the Lease to include that certain space containing approximately 313 rentable square feet on the third (3rd) floor of the Building as outlined on Exhibit “1” attached hereto and incorporated herein by this reference (the “Additional Space”); and

C.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Addition of Additional Space.

(a)    Notwithstanding the provisions of Sections 1(k) or 1(p) of the Lease, the Additional Space shall be added to and become part of the Premises during the “Additional Space Lease Term”, which shall be the period commencing upon the Additional Space Commencement Date (as defined hereinbelow) and expiring on the date which is five (5) years thereafter, unless the Lease is terminated prior to such date in accordance with the provisions thereof. Tenant shall have no option to extend the Additional Space Lease Term and thus Section 57 of the Lease shall not apply with respect to the Additional Space. During the Additional Space Lease Term, the Additional Space shall be leased to Tenant upon the same terms and conditions as affect the remainder of the Premises as set forth in the Lease, except as otherwise expressly provided in this Amendment. The Additional Space shall not be considered part of the Upper Office Floors of the Building leased by Tenant under the Lease for any purpose thereunder (including determining the location of Tenant’s Option Space in Section 58 of the Lease), and the leasing of such Additional Space shall not reduce or affect the rights granted to Tenant as set forth in Sections 58 and 59 of the Lease.

(b)    As used herein, the “Additional Space Commencement Date”, shall mean the earlier of the following:

(i)    the date Tenant commences business operations from all or any portion of the Additional Space; or

(ii)    the later of: (A) August 27, 1990; (B) the date Landlord substantially completes construction of the Aggregate Improvements for the

Additional Space pursuant to the Work Letter Agreement attached hereto as Exhibit “2” and incorporated herein by this reference, as evidenced by Landlord’s obtaining a TCO or the equivalent of a TCO for the Additional Space, which date shall be accelerated for each day Landlord is delayed in substantially completing the Aggregate Improvements for the Additional Space and obtaining such TCO or its equivalent because of a Tenant Delay (as defined in Exhibit “2”); or (C) the earlier of the date the Project is Substantially Completed and in a condition described in Attachment 2 attached to the Lease and Landlord has obtained a TCO, or its equivalent for the Project, or the date the Project would have been Substantially Completed and in the condition described in Attachment 2 to the Lease, and by which date Landlord would have obtained a TCO or its equivalent for the Project except for Tenant Delays.

(c)    Notwithstanding the provisions of the Lease to the contrary, including Section 4 thereof, Tenant shall not have any right to terminate the Lease nor shall Landlord be liable to Tenant for any loss or damage as a result of Landlord’s failure or inability to substantially complete the Aggregate Improvements for the Additional Space by August 27, 1990 or any date thereafter; nevertheless, Landlord acknowledges Tenant’s desire to occupy the Additional Space by August 27, 1990, and agrees to use commercially reasonable efforts and due diligence to substantially complete the Aggregate Improvements for the Additional Space by such date.

2.    Tenant’s Percentage Share and Operating Expenses Allowance.    Notwithstanding the provisions of Sections 1(r) and 1(s) of the Lease, Tenant’s Percentage Share and the Operating Expenses Allowance shall be calculated separate and apart with respect to the Additional Space as compared to the remainder of the Premises. With respect to the Additional Space, Tenant’s Percentage Share shall be the percentage determined by dividing the rentable square feet in the Additional Space by the rentable square feet in the Building (i.e., approximately 0.62%), and the Operating Expenses Allowance shall not be determined based upon the Operating Expenses incurred during any Base Year, but shall be equal to $6.50 per rentable square foot within the Premises. In addition, with respect to the Additional Space, Tenant shall be responsible for paying the amount by which Tenant’s Percentage Share of Operating Expenses exceeds the Operating Expenses Allowance for each and every month during the Term of the Lease, including the Base Year and First Year, notwithstanding the provisions of Section 6(a) of the Lease to the contrary.

3.    Basic Rent.    Notwithstanding the provisions of Sections 1(q) and 5(b) of the Lease, the Annual Basic Rent for the Additional Space during the Additional Space Lease Term shall be equal to $27.00 per rentable square foot within the Additional Space per year, payable in installments of Monthly Basic Rent equal to $2.25 per rentable square foot within the Additional Space per month; provided, however, Landlord agrees to abate Tenant’s obligation to pay the Monthly Basic Rent for the Additional Space for the first four (4) full months of the Additional Space Lease Term. During such abatement period, Tenant shall still be responsible for the payment of all of its other monetary obligations under the Lease, including Tenant’s Percentage Share of Operating Expenses in excess of the Operating Expenses Allowance with respect to the Additional Space as described in Paragraph 2 above.

4.    Parking.    Notwithstanding Sections 1(y) and 41 of the Lease to the contrary, as a result of the addition of the Additional Space, Tenant shall be entitled during the Additional Space Lease Term to rent one (1) unreserved parking privilege in

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the parking facility adjacent to the Building, subject to a monthly parking charge equal to the prevailing market rental rate for parking charged from time to time by Landlord and other landlords of comparable office buildings in the vicinity of the Building. Such parking privilege shall be subject to the parking rules and regulations set forth in Section 41 of the Lease and Exhibit “J” attached thereto.

5.    Aggregate Improvements.    Notwithstanding the provisions of Section 1(p) of the Lease or Exhibit “C” attached thereto, the parties agree that Landlord shall be responsible for constructing the Aggregate Improvements for the Additional Space in accordance with the Work Letter Agreement attached to this Amendment as Exhibit “2”. Accordingly, the Work Letter Agreement attached to the Lease as Exhibit “C” shall not apply with respect to the Additional Space, except as otherwise provided in Exhibit “2”.

6.    Building Planning.    In the event Landlord requires all or any portion of the Additional Space for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant over a weekend to other space in the Building of substantially similar size as the Additional Space and improved with Aggregate Improvements at least substantially equal in quality, efficiency and utility to the Aggregate Improvements required to be constructed in the Additional Space pursuant to Exhibit “2”. Landlord shall pay for the costs of such relocation, including the cost of the Aggregate Improvements for the new space, Tenant’s moving expenses, telephone installation and stationery reprinting charges. Upon such relocation, the terms and conditions regarding the Additional Space as set forth in this Amendment shall remain in full force and effect, save and excepting that a revised Exhibit “1” shall become part of the Lease and shall reflect the location of the new space and all appropriate adjustments to Tenant’s Percentage Share and Base Rent shall be made to take into account the rentable square feet of the new space; provided, however, in no event shall Tenant’s Percentage Share and/or Annual Basic Rent increase in the event the new space contains more rentable square feet that the Additional Space.

7.    No Further Modification.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership

	By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

By: /s/ John R. Miller
John R. Miller, a managing general partner

TENANT:	CARNATION COMPANY a Delaware corporation

	By:	/s/ Richard R. Cheney
Richard R. Cheney Its: Vice President, Administrative Services

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EXHIBIT “1”

FLOOR PLAN OF ADDITIONAL SPACE

[Floor plan appears here]

EXHIBIT “1”
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EXHIBIT “2”

WORK LETTER AGREEMENT

This Work Letter Agreement supplements Amendment C to Carnation Building Office Lease (“Amendment C”), executed concurrently herewith by and between Landlord and Tenant, covering certain premises described in Amendment C as the Additional Space. Amendment C amends that certain Carnation Building Office Lease dated as of December 22, 1987, as amended by Amendment A dated as of February 17, 1988 and Amendment B dated as of September 30, 1989 (collectively, the “Lease”). All capitalized terms not defined herein shall have the same meanings as set forth in Amendment C or the Lease, as applicable.

1.    Construction of Base Building.    Landlord shall construct the Building shell and core (“Base Building”) on the Site in accordance with the Model and the other requirements of Section 1.1 of Exhibit “C” attached to the Lease.

2.    Aggregate Improvements.

(a)    Landlord and Tenant acknowledge and agree that Landlord shall, through Landlord’s contractor, construct the interior leasehold improvements for the Additional Space, including distribution from main loop for Tenant’s floor for heating, ventilating and air conditioning services to the Additional Space, distribution from standard temporary sprinkler services to the Additional Space, and all other interior leasehold improvements described in the Plans (defined below) as approved by Landlord and Tenant (collectively “Aggregate Improvements”). The design and construction of the Aggregate Improvements shall be in accordance with the following provisions of this Work Letter Agreement.

(b)    Tenant understands and agrees that the installation of certain elements of the Aggregate Improvements may be performed before or after execution of Amendment C for reasons of economics or convenience. Such elements may include, among other things, the extension of mechanical and electrical distribution systems outside the Building core, wall constructions, column enclosures, painting, ceiling hanger wires and window treatment.

(c)    All items of the Aggregate Improvements for the Additional Space which are permanently affixed to the Additional Space shall become the property of Landlord upon expiration or earlier termination of the Lease and shall remain in the Additional Space at all times during the term of the Lease.

3.    Plans and Specifications.    Prior to execution of this Work Letter Agreement, Landlord and Tenant have approved detailed plans, specifications and working drawings for the construction of the Aggregate Improvements for the Additional Space prepared by Rothenberg Sawasy Architects, Project No. S88050.06, last revised June 28, 1990, and containing six (6) sheets (the “Plans”). A copy of sheet TA-2 of the approved Plans is attached hereto as Schedule I and incorporated herein by this reference.

4.    Changes.    Tenant shall not request or make any changes or substitutions to the Plans without Landlord’s prior approval, which approval shall not be unreasonably withheld; provided, however, Landlord may disapprove, in its sole and absolute discretion, any such changes or substitutions which: (i) are not

EXHIBIT “2”
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compatible with the Model, the Base Building, the design, construction and equipment of Building, or the standards and specifications set forth in the Final Plans for the Base Building; (ii) do not comply with applicable laws and ordinances or the rules and regulations of governmental authorities having jurisdiction; (iii) do not comply with applicable insurance regulations for a fire-resistant Class A Building; or (iv) overload the floors unless Tenant pays the cost necessary to reinforce the floors. Any such requested changes or substitutions shall be subject to the provisions of Paragraph 5 below, and shall constitute a Tenant Delay as described in Paragraph 7 below.

5.    Aggregate Improvement Cost; Allowance.

(a)    As used herein, the “Cost of Aggregate Improvements” means all costs of the design, installation, engineering and construction of the Aggregate Improvements for the Additional Space, including, without limitation: (i) architectural, engineering, design and consultants’ fees and plans and studies for the Aggregate Improvements, including the Plans and any preliminary versions thereof, including the space plan; (ii) governmental agency plancheck, permit and other fees; (iii) sales and use taxes; (iv) Title 24 fees; (v) testing and inspection costs; and (vi) general contractor’s profit and overload.

(b)    Landlord and Tenant hereby agree that in lieu of a specific dollar allowance to be provided by Landlord to Tenant for the design and construction of the Aggregate Improvements for the Additional Space, the allowance to be so provided by Landlord (the “Leasehold Improvement Allowance”) shall be equal to that sum which would pay for the Cost of Aggregate Improvements associated with the quality and quantity of those improvements depicted on the Plans referenced in Paragraph 3 above. The Leasehold Improvement Allowance shall not be increased or used for any of Tenant’s moving expenses, furniture, equipment or other personal property, any upgrade of restrooms or elevator lobbies on any floor of the Building, or for any other purpose other than in connection with the design, installation, engineering and construction of the Aggregate Improvements for the Additional Space.

(c)    If Tenant requests any changes or substitutions to the Plans described in Paragraph 3 above, and Landlord approves such changes or substitutions pursuant to Paragraph 4 above, and such changes and/or substitutions result in increased costs of constructing the Aggregate Improvements above the cost of those improvements depicted on the originally approved Plans, then Tenant shall pay all such excess costs to Landlord (subject to Paragraph 5(d) below) within thirty (30) days after receipt of Landlord’s notice of such increased costs but not before Landlord has to pay such increased costs to the contractor; provided, however, in no event shall Tenant be required to pay any fee of any kind to Landlord for profit, overhead, general conditions or supervision with respect to the design and construction of the Aggregate Improvements for the Additional Space.

(d)    In the event Tenant is required to pay any portion of the Cost of Aggregate Improvements pursuant to Paragraph 5(c) above, Tenant may elect to pay such amount either (i) directly to Landlord as and when required under Paragraph 5(c), or (ii) as a dollar for dollar credit reducing the amount of Monthly Basic Rent to be abated pursuant to Paragraph 3 of Amendment C, but not exceeding the total Monthly Basic Rent to be abated. Tenant shall make such election in writing on or before the date payment is due.

EXHIBIT “2”
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6.    Construction of Aggregate Improvements.    When Landlord determines that Landlord’s contractor will have reasonable access to the Building and Additional Space to construct the Aggregate Improvements and that the Additional Space is in a condition that the Landlord’s contractor can commence construction, Landlord shall cause Landlord’s contractor to proceed to secure a building permit and commence construction of the Aggregate Improvements.

7.    Tenant Delays.    As used herein and in Amendment C, but subject to the notice and cure provisions set forth in Section 1(p) of the Lease, “Tenant Delays” shall mean any actual delay in completion of the work required to be performed by Landlord with respect to the Project or Additional Space (including, but not limited to, Substantially Completing the Project, substantially completing the Aggregate Improvements for the Additional Space and obtaining a TCO or its equivalent for the Project and Additional Space), which is caused in whole or in substantial part by any act or omission of Tenant in performing its obligations under the Lease, Amendment C or this Work Letter Agreement. Tenant Delays shall include those delays described as Tenant Delays in Section l(p) of the Lease, as well as any actual delay caused as a result of Tenant’s requesting or making modifications or substitutions to the approved Plans described in Paragraph 3 above. No Tenant Delay shall be deemed to have occurred unless Landlord has provided Tenant with the requisite notice as set forth on pages 15 and 16 of Section 1(p) of the Lease.

TENANT:	CARNATION COMPANY a Delaware corporation

	By:	/s/ Richard R. Cheney
Richard R. Cheney Its: Vice President, Administrative Services

LANDLORD:	EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership

	By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

By: /s/ John R. Miller
John R. Miller, a managing general partner

EXHIBIT “2”

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AMENDMENT D

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT D TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 21st day of August, 1990, by and between EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership (“Landlord”), and CARNATION COMPANY, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987, as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, and that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990 (collectively, the “Lease”); and

B.    Tenant now desires to expand the Premises leased by Tenant under the Lease to include the entire tenth (10th) floor of the Building containing approximately 24,494 rentable square feet, as outlined on the Floor Plan attached hereto as Exhibit “A” and incorporated herein by this reference (the “10th Floor Space”); and

C.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Addition of 10th Floor Space.    The Premises are hereby expanded to include the 10th Floor Space. The 10th Floor Space shall be leased by Tenant upon the same terms and conditions as affect the remainder of the Premises as set forth in the Lease (including the same initial 20-year Lease Term and renewal terms described in Sections 1(k) and 57 of the Lease), except as otherwise expressly provided in this Amendment and except that the terms and conditions applicable to the Additional Space added to the Premises pursuant to Amendment C are not applicable to the 10th Floor Space.

2.    Commencement Date.    Notwithstanding the date the Aggregate Improvements for the 10th Floor Space (as described in Paragraph 6 below) are substantially completed by Tenant or the date Tenant receives a TCO or its equivalent for the 10th Floor Space, the Commencement Date for the 10th Floor space shall be the same as the Commencement Date for the remainder of the Premises (excluding the Additional Space) and such Commencement Date shall continue to be determined pursuant to Section 1 (p) of the Lease without any reference or regard to the 10th Floor Space or the status of the Aggregate Improvements therefor, it being acknowledged by Tenant that: (a) the 10th Floor Space and the remainder of the Premises (excluding the Additional Space) have previously been delivered by Landlord to Tenant in the condition described on Attachment 1 to the Work Letter Agreement attached to the Lease as Exhibit C; (b) the 10th Floor Space is not part of any Package described in Section 1(p) and thus will not delay or extend the Commencement Date or the Final Period described therein, notwithstanding any subsequently occurring Force Majeure Delays or Landlord Delays which actually delay substantial completion of the Aggregate Improvements for the 10th Floor

Space; and (c) Package 4 was deemed delivered pursuant to Section 1(p) of the Lease on March 30, 1990, and thus the Commencement Date for the Premises and 10th Floor Space is scheduled to occur on August 27, 1990, which is 150 days after such deemed delivery date. Notwithstanding subclause (b) above, Landlord agrees that for each day that Tenant is actually delayed beyond the Commencement Date in substantially completing the Aggregate Improvements for the 10th Floor Space as a result of Force Majeure Delays occurring after the date hereof, and/or as a result of Landlord Delays occurring after the date hereof for which Tenant has provided Landlord requisite notice and opportunity to cure as set forth on Pages 15 and 16 of Section 1(p), Tenant shall be entitled to a corresponding abatement of one (1) day’s Base Rent otherwise payable for the 10th Floor Space. Such abatement shall be in addition to the 6-month abatement provided in Paragraph 4(a) below.

3.    Tenant’s Percentage Share and Operating Expenses.    As a result of the addition of the 10th Floor Space, the Premises now consist of approximately 306,100 rentable square feet, excluding the Additional Space. Accordingly, Tenant’s Percentage Share for the Premises (excluding the Additional Space) is increased by 4.87% to 60.96% to account for the addition of the 10th Floor Space (i.e., 60.96% equals 306,100 rentable square feet within the Premises excluding the Additional Space, divided by 502,165 rentable square feet in the Building). Tenant’s Percentage Share of Operating Expenses and the Operating Expenses Allowance for the Premises and the 10th Floor Space (excluding the Additional Space) shall be determined as set forth in Paragraphs 1(r) and 6 of the Lease; provided, however, the exclusion from Operating Expenses for increases or reassessments in real property taxes and assessments set forth in clause (xxiv) of Paragraph 6(a) on page 33 of the Lease shall not apply in calculating the amount of Operating Expenses payable by Tenant for the 10th Floor Space.

4.    Basic Rent.    Notwithstanding the provisions of Section 1(q) of the Lease, the Annual Basic Rent for the 10th Floor Space shall be as follows:

(a)    Years 1 through 5: $27.00 per rentable square foot per year, payable in monthly installments equal to $2.25 per rentable square foot per month; provided, however, Tenant’s obligation to pay Annual Basic Rent shall be abated for the first six (6) months and seven (7) days of Year 1.

(b)    Years 6 through 10: $29.70 per rentable square foot per year, payable in monthly installments equal to $2.475 per rentable square foot per month.

(c)    Years 11 through 15: the “Fair Market Rental Rate” (as defined in Section 5(b) of the Lease) for the 10th Floor Space in existence at the beginning of the 11th year.

(d)    Years 16 through 20: the “Fair Market Rental Rate” (as defined in Section 5(b) of the Lease) for the 10th Floor Space in existence at the beginning of the 16th year.

(e)    Renewal term(s), if Tenant exercises its option(s) to extend pursuant to Section 57 of the Lease: the “Fair Market Rental Rate” (as defined in Section 5(b) of the Lease) for the 10th Floor Space in existence at the beginning of the applicable renewal term.

5.    Parking.    Tenant’s right to reserved spaces within the parking ratios set forth in Section 41 of the Lease is hereby increased from one hundred (100) to one hundred fifty (150) spaces. Landlord and Tenant acknowledge that, except for the

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parking charges described below, the parking ratios and the rules and regulations for parking set forth in Section 41 and Exhibit “J” of the Lease (as modified by the immediately preceding sentence) shall also apply to the 10th Floor Space (i.e., since prior to the addition of the 10th Floor Space, the Premises contained in excess of 250,000 rentable square feet, Tenant shall be entitled to rent three (3) non-tandem parking privileges per each 1,000 rentable square feet within the 10th Floor Space). Notwithstanding the parking charges specified in Section 41 of the Lease, the monthly parking charges for Tenant’s parking privileges applicable to the 10th Floor Space shall be as follows: (a) during the first five (5) years of the Term of the Lease, Forty Dollars ($40.00) per parking privilege per month; and (b) during the remainder of the Term of the Lease and any option term, the prevailing market rental rate for parking charged from time to time by Landlord and other landlords of comparable office buildings in the vicinity of the Building.

6.    Aggregate Improvements.    Tenant shall be solely responsible for constructing the Aggregate Improvements for the 10th Floor Space in accordance with the applicable terms and conditions of the Work Letter Agreement attached to the Lease as Exhibit “C” (including the same Leasehold Improvement Allowance to be provided by Landlord in the amount of $36.90 per rentable square foot within the 10th Floor Space), with the following modifications:

(a)    Tenant acknowledges that Landlord has completed the Base Building work with respect to the 10th Floor Space as required pursuant to Paragraph 1 of the Work Letter Agreement, and has also delivered possession of the 10th Floor Space to Tenant in the condition described in Attachment 1 to the Work Letter Agreement; and

(b)    Prior to execution of this Amendment, Landlord and Tenant have approved the Design Development Drawings and Tenant Building Plans for the 10th Floor Space as required pursuant to Paragraphs 2.1 and 2.2 of the Work Letter Agreement.

7.    Option to Expand.    Section 58 of the Lease is amended to redefine the location of each Option Space as follows:

(a)    The First Option Space shall now consist of approximately 12,500 contiguous rentable square feet (plus or minus 10% as determined by Landlord) on the 9th floor of the Building. Landlord shall determine the exact location and size of the First Option Space in accordance with the foregoing parameters and shall notify Tenant thereof in Landlord’s notice to be delivered pursuant to Subsection 58(F)(iv) of the Lease.

(b)    The Second Option Space shall now consist of either (i) the entire 9th floor of the Building, or (ii) both the entire 9th and the entire 8th floors of the Building, as specified by Tenant in its exercise notice for the second expansion option. The parties acknowledge that if Tenant exercised its first expansion option, the 9th floor portion of the Second Option Space will consist of the remaining rentable square feet of the 9th floor not leased by Tenant pursuant to the first expansion option.

(c)    If Tenant exercised its second expansion option, and as a result is leasing both the entire 8th and 9th floors of the Building, then there shall be no Third Option Space and Tenant’s third expansion option shall be of no force or effect. However, if Tenant is not leasing both the entire 9th and 8th floors of the Building pursuant to its

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first and second expansion options, then: (i) if Tenant did not exercise either of such options, the Third Option Space shall consist of the entire 9th floor of the Building; (ii) if the First Option Space is the only space leased by Tenant pursuant to Tenant’s exercise of its prior expansion options, the Third Option Space shall consist of either (A) the remainder of the 9th floor, or (B) both the remainder of the 9th floor and the entire 8th floor, as specified by Tenant in its exercise notice for the third expansion option; or (iii) if the entire 9th floor is leased by Tenant pursuant to Tenant’s exercise of its prior expansion options, the Third Option Space shall consist of the entire 8th floor of the Building.

(d)    If at the time of Tenant’s exercise of its fourth expansion option, Tenant previously expanded into only the First Option Space described in Paragraph 7(a) above and no other Option Space, then the Fourth Option Space shall consist of either of the following, as specified by Tenant in its exercise notice for the fourth expansion option: (i) the remainder of the 9th floor not then leased by Tenant; or (ii) such remaining portion of the 9th floor plus the entire 8th floor of the Building; or (iii) such remaining portion of the 9th floor plus the entire 8th and 7th floors of the Building. If, however, at the time of Tenant’s exercise of its fourth expansion option, Tenant previously expanded into the entire 9th floor or did not expand into any portion of the 9th floor pursuant to Tenant’s prior expansion options, then the Fourth Option Space shall consist of one (1) or two (2) full floors (as specified by Tenant in its exercise notice for the fourth expansion option) which is/are contiguous to the 10th Floor Space or any any Option Space leased by Tenant pursuant to Paragraph 58 of the Lease, as amended hereby. As an illustration of the immediately preceding sentence, if at the time of Tenant’s exercise of its fourth expansion option, Tenant exercised all of the prior expansion options for all of the Option Space available for expansion as described above, the Fourth Option Space will consist of either (A) the entire 6th floor of the Building, or (B) both the entire 6th and the entire 7th floors of the Building, as determined by Tenant.

(e)    If at the time of Tenant’s exercise of its fifth expansion option, Tenant previously expanded into only the First Option Space described in Paragraph 7(a) above and no other Option Space, then the Fifth Option Space shall consist of either of the following, as specified by Tenant in its exercise notice for the fifth expansion option: (i) the remainder of the 9th floor not then leased by Tenant; or (ii) such remaining portion of the 9th floor plus the entire 8th floor of the Building; or (iii) such remaining portion of the 9th floor plus the entire 8th and 7th floors of the Building. If, however, at the time of Tenant’s exercise of its fifth expansion option, Tenant previously expanded into the entire 9th floor or did not expand into any portion of the 9th floor pursuant to Tenant’s prior expansion options, then the Fifth Option Space shall consist of one (1) or two (2) full floors (as specified by Tenant in its exercise notice for the fifth expansion option) which is/are contiguous to the 10th Floor Space or any Option Space leased by Tenant pursuant to Paragraph 58 of the Lease, as amended hereby. As an illustration of the immediately preceding sentence, if at the time of Tenant’s exercise of its fifth expansion option, Tenant exercised all of the prior expansion options for all of the Option Space available for expansion as described above, the Fifth Option Space will consist of

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either (A) the entire 4th floor of the Building, or (B) both the entire 4th and the entire 5th floors of the Building, as determined by Tenant.

In addition, Paragraph 58(F)(i) of the Lease is hereby deleted in its entirety.

8.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership

	By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

By: /s/ John R. Miller
John R. Miller, a managing general partner

TENANT:	CARNATION COMPANY a Delaware corporation

	By:	/s/ Richard R. Cheney
Richard R. Cheney Its: Vice President, Administrative Services

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AMENDMENT E

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT E TO CARNATION BUILDING OFFICE LEASE [ILLEGIBLE] (“Amendment”) is made as of the 31st day of December ??? and between EIGHT HUNDRED NORTH BRAND BOULEVARD, a [ILLEGIBLE] Limited Partnership (“Landlord”), and CARNATION COMPANY [ILLEGIBLE] Delaware corporation (“Tenant”)

R  E  C  I  T  A  L  S:

A.    Landlord and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, and that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990. The Original Lease and Amendments A, B, C and D thereto are collectively referred to herein as the “Lease”; and

B.    Tenant now desires to expand the Premises leased by Tenant under the Lease to include a portion of the ninth (9th) floor of the Building containing approximately 17,870 rentable square feet, as outlined on the Floor Plan attached hereto as Exhibit “1” and incorporated herein by this reference (the “9th Floor Space”); and

C.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Addition of 9th Floor Space.    The Premises are hereby expanded to include the 9th Floor Space. The 9th Floor Space shall be leased by Tenant upon the same terms and conditions as affect the remainder of the Premises as set forth in the Lease, except as otherwise expressly provided in this Amendment and except that the terms and conditions applicable to the “Additional Space” on the 3rd floor of the Building added to the Premises pursuant to Amendment C are not applicable to the 9th Floor Space.

2.    Commencement Date and Term.    Notwithstanding the date the Aggregate Improvements for the 9th Floor Space (as described in Paragraph 6 below) are substantially completed by Tenant or the date Tenant receives a TCO or its equivalent for the 9th Floor Space, the Commencement Date for the 9th Floor space shall be January 1, 1991 without any reference or regard to the commencement date provisions of the Lease (including Section 1(p) of the Original Lease), and notwithstanding any subsequently occurring Force Majeure Delays or Landlord Delays which actually delay substantial completion of the Aggregate Improvements for the 9th Floor Space, it being acknowledged by Tenant that the 9th Floor Space has previously been delivered by Landlord to Tenant in the condition described on Attachment 1 to the Work Letter Agreement attached to the Original Lease as Exhibit C. The Term of the Lease for the 9th Floor Space shall commence upon January 1, 1991 and shall expire coterminously with the remainder of the Premises excluding the Additional Space (i.e., on

1

August 26, 2010), subject to renewal as described in Section 5 of the Original Lease and earlier termination pursuant to the provisions of the Lease (except that since Landlord has timely completed all of its obligations set forth in Section 4 of the Original Lease, the termination rights and damage provisions thereof have no further force or effect).

3.    Tenant’s Percentage Share and Operating Expenses.    As a result of the addition of the 9th Floor Space, the Premises now consist of approximately 323,970 rentable square feet, excluding the Additional Space. Accordingly, effective as of January 1, 1991, Tenant’s Percentage Share for the Premises (excluding the Additional Space) is increased to 64.51% to account for the addition of the 9th Floor Space (i.e., 64.51% equals 323,970 rentable square feet within the Premises excluding the Additional Space, divided by 502,165 rentable square feet in the Building). Tenant’s Percentage Share of Operating Expenses and the Operating Expenses Allowance for the Premises and the 9th Floor Space (excluding the Additional Space) shall be determined as set forth in Paragraphs 1(r) and 6 of the Original Lease with the Base Year for the 9th Floor Space to be the same Base Year for the remainder of the Premises (excluding the Additional Space) notwithstanding that the January 1, 1991 Commencement Date for the 9th Floor Space will occur after the August 27, 1990 Commencement Date for the remainder of the Premises; provided, however, the exclusion from Operating Expenses for increases or reassessments in real property taxes and assessments set forth in clause (xxiv) of Paragraph 6(a) on page 33 of the Original Lease shall not apply in calculating the amount of Operating Expenses payable by Tenant for the 9th Floor Space.

4.    Basic Rent.    Notwithstanding the provisions of Section 1(q) of the Original Lease, the Annual Basic Rent for the 9th Floor Space shall initially be $27.00 per rentable square foot within the 9th Floor Space per year, payable in monthly installments equal to $2.25 per rentable square foot per month; provided, however, Tenant’s obligation to pay Annual Basic Rent for the 9th Floor Space shall not be commence until the January 1, 1991 Commencement Date described above and shall be abated for the first six (6) months following such Commencement Date (i.e. from January 1, 1991 until June 30, 1991). The Annual Basic Rent for the 9th Floor Space shall be adjusted at the same times and for the same time periods as the Annual Basic Rent is scheduled to be adjusted for the 10th Floor Space pursuant to Paragraph 4(b) of Amendment D, notwithstanding that the January 1, 1991 Commencement Date for the 9th Floor Space differs from the August 27, 1990 Commencement Date for the 10th Floor Space and remainder of the Premises, as follows:

(a)    The first adjustment, which shall be for years 6 through 10 of the Term of the Lease (i.e., from August 27, 1995 to August 26, 2000), shall equal $32.40 per rentable square foot within the 9th Floor Space per year, payable in monthly installments equal to $2.70 per rentable square foot per month.

(b)    The second adjustment, which shall be for years 11 through 15 of the Term of the Lease (i.e. from August 27, 2000 to August 26, 2005), shall equal the “Fair Market Rental Rate” (as defined in Section 5(b) of the Original Lease) for the 9th Floor Space in existence at the beginning of the 11th year.

(c)    The third adjustment, which shall be for years 16 through 20 of the Term of the Lease (i.e., August 27, 2005, to August 26, 2010), shall equal the “Fair Market

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Rental Rate” (as defined in Section 5(b) of the Original Lease) for the 9th Floor Space in existence at the beginning of the 16th year.

(d)    The Annual Base Rent during the renewal term(s), if Tenant exercises its option(s) to extend pursuant to Section 57 of the Original Lease, shall equal the “Fair Market Rental Rate” (as defined in Section 5(b) of the Original Lease) for the 9th Floor Space in existence at the beginning of the applicable renewal term.

5.    Parking.    Tenant’s right to reserved spaces within the parking ratios set forth in Section 41 of the Original Lease (as amended by Paragraph 5 of Amendment D) is not increased due to the addition of the 9th Floor Space. Landlord and Tenant acknowledge that, except for the parking charges described below, the parking ratios and the rules and regulations for parking set forth in Section 41 and Exhibit “J” of the Original Lease (as modified by the immediately preceding sentence) shall also apply to the 9th Floor Space (i.e., since prior to the addition of the 9th Floor Space, the Premises contained in excess of 250,000 rentable square feet, Tenant shall be entitled to rent three (3) non-tandem parking privileges per each 1,000 rentable square feet within the 9th Floor Space). Notwithstanding the parking charges specified in Section 41 of the Original Lease, the monthly parking charges for Tenant’s parking privileges applicable to the 9th Floor Space shall be as follows: (a) during the first five (5) years of the Term of the Lease with respect to the remainder of the Premises excluding the Additional Space (i.e., until August 26, 1995), Forty Dollars ($40.00) per parking privilege per month; and (b) during the remainder of the Term of the Lease and any option term, the prevailing market rental rate for parking charged from time to time by Landlord and other landlords of comparable office buildings in the vicinity of the Building.

6.    Aggregate Improvements.    Tenant shall be solely responsible for constructing the Aggregate Improvements for the 9th Floor Space in accordance with the applicable terms and conditions of the Work Letter Agreement attached to the Original Lease as Exhibit “C” (including the same Leasehold Improvement Allowance to be provided by Landlord in the amount of $36.90 per rentable square foot within the 9th Floor Space), with the following modifications:

(a)    Tenant acknowledges that Landlord has completed the Base Building work with respect to the 9th Floor Space as required pursuant to Paragraph 1 of the Work Letter Agreement, and has also delivered possession of the 9th Floor Space to Tenant in the condition described in Attachment 1 to the Work Letter Agreement; and

(b)    Tenant shall be required to deliver to Landlord for Landlord’s approval the Tenant’s Design Development Drawings for the 9th Floor Space at least sixty (60) days prior to the date Tenant commences construction of the Aggregate Improvements for the 9th Floor Space, and Landlord will have three (3) days after receipt of the Design Development Drawings to approve them or advise Tenant of Landlord’s reasonable revisions therefor pursuant to the procedures set forth in Section 2.1 of Exhibit “C” of the Original Lease.

7.    Option to Expand.    Section 58 of the Original Lease, as previously amended by Paragraph 7 of Amendment D, is again amended to redefine the location of each Option Space as follows:

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(a)    Since the 9th Floor Space leased by Tenant pursuant to this Amendment E includes all of the First Option Space described in Paragraph 7(a) of Amendment D, there is no longer any first expansion option or First Option Space;

(b)    The Second Option Space shall now consist of either (i) the remaining rentable square feet of the 9th floor not leased by Tenant pursuant to this Amendment E (the “Remaining 9th Floor Space”), or (ii) both the Remaining 9th Floor Space and the entire 8th floor of the Building, as specified by Tenant in its exercise notice for the second expansion option.

(c)    If Tenant exercised its second expansion option, and as a result is leasing both the entire 8th and 9th floors of the Building, then there shall be no Third Option Space and Tenant’s third expansion option shall be of no force or effect. However, if Tenant is not leasing both the entire 9th and 8th floors of the Building pursuant to its second expansion option, then: (i) if Tenant did not exercise the second expansion option, the Third Option Space shall consist of the Remaining 9th Floor Space; or (ii) if Tenant exercised its second expansion option but only with respect to the Remaining 9th Floor Space, the Third Option Space shall consist of the entire 8th floor of the Building.

(d)    If at the time of Tenant’s exercise of its fourth expansion option, Tenant did not exercise either its second or third expansion options, then the Fourth Option Space shall consist of either of the following, as specified by Tenant in its exercise notice for the fourth expansion option: (i) the Remaining 9th Floor Space; or (ii) the Remaining 9th Floor Space plus the entire 8th floor of the Building; or (iii) the remaining 9th Floor Space plus the entire 8th and 7th floors of the Building. If, however, at the time of Tenant’s exercise of its fourth expansion option, Tenant previously expanded into the Remaining 9th Floor Space, then the Fourth Option Space shall consist of one (1) or two (2) full floors (as specified by Tenant in its exercise notice for the fourth expansion option) which is/are contiguous to the lowest floor of the Option Space actually leased by Tenant pursuant to the foregoing provisions of this Paragraph 7. As an illustration of the immediately preceding sentence, if at the time of Tenant’s exercise of its fourth expansion option, Tenant exercised all of the prior expansion options for all of the Option Space available for expansion as described above, the Fourth Option Space will consist of either (A) the entire 6th floor of the Building, or (B) both the entire 6th and the entire 7th floors of the Building, as determined by Tenant.

(e)    If at the time of Tenant’s exercise of its fifth expansion option, Tenant did not exercise any of its expansion options, then the Fifth Option Space shall consist of either of the following, as specified by Tenant in its exercise notice for the fifth expansion option: (i) the Remaining 9th Floor Space; or (ii) the Remaining 9th Floor Space plus the entire 8th floor of the Building; or (iii) the remaining 9th Floor Space plus the entire 8th and 7th floors of the Building. If, however, at the time of Tenant’s exercise of its fifth expansion option, Tenant previously expanded into the Remaining 9th Floor Space, then the Fifth Option Space shall consist of one (1) or two (2) full floors (as specified by Tenant in its exercise notice for the fifth expansion option) which is/are contiguous to the lowest floor of the Option Space actually leased by Tenant pursuant to the foregoing provisions of this Paragraph 7. As an illustration

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of the immediately preceding sentence, if at the time of Tenant’s exercise of its fifth expansion option, Tenant exercised all of the prior expansion options for all of the Option Space available for expansion as described above, the Fifth Option Space will consist of either (A) the entire 4th floor of the Building, or (B) both the entire 4th and the entire 5th floors of the Building, as determined by Tenant.

8.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership

	By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

	By:	/s/ John R. Miller
John R. Miller, a managing general partner

TENANT:	CARNATION COMPANY a Delaware corporation

	By:	/s/ WARREN N. BRAKENSIEK
WARREN N. BRAKENSIEK Its: CORPORATE SECRETARY

5

EXHIBIT “1”

FLOOR PLAN OF 9TH FLOOR SPACE

[Floor plan appears here]

EXHIBIT “1”

1

AMENDMENT F

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT F TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 11th day of September, 1991, by and between EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership (“Landlord”), and NESTLE FOOD COMPANY, a Delaware corporation, successor-in-interest to Carnation Company, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990, and that certain Amendment E to Carnation Building Office Lease dated as of December 31, 1990. The Original Lease and Amendments A, B, C, D and E thereto are collectively referred to herein as the “Lease”; and

B.    Tenant now desires to expand the Premises leased by Tenant under the Lease to include a portion of the eighth (8th) floor of the Building containing approximately 14,428 rentable square feet, as outlined on the Floor Plan attached hereto as Exhibit “1” and incorporated herein by this reference (the “8th Floor Space”); and

C.    A portion of the 8th Floor Space containing approximately 2,622 rentable square feet as outlined on Exhibit “1” is currently leased to Lincoln Property Company N.C., Inc. (“LPC”) and is referred to herein as the “LPC Space”; the remaining portion of the 8th Floor Space containing approximately 11,806 rentable square feet as outlined on Exhibit “1” is currently leased to Walt Disney Imagineering (“Disney”) and is referred to herein as the “Disney Space”;

D.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Addition of 8th Floor Space.    The Premises are hereby expanded to include the 8th Floor Space. The 8th Floor Space shall be leased by Tenant upon the same terms and conditions as affect the remainder of the Premises as set forth in the Lease, except as otherwise expressly provided in this Amendment and except that the terms and conditions applicable to the “Additional Space” on the 3rd floor of the Building added to the Premises pursuant to Amendment C are not applicable to the 8th Floor Space. As a result of the addition of the 8th Floor Space, the Premises now consist of approximately 338,711 rentable square feet (including the Additional Space, which consists of approximately 313 rentable square feet).

2.    Commencement Date and Term.    Notwithstanding the date the Aggregate Improvements for the 8th Floor Space (as described in Paragraph 6 below) are substantially completed by

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Tenant or the date Tenant receives a TCO or its equivalent for the 8th Floor Space, (a) the Commencement Date for the Disney Space shall be the later of September 1, 1991 or the date Tenant is given complete and uninterrupted access to the Disney Space in its “AS IS” condition, and (b) the Commencement Date for the LPC Space shall be the date LPC vacates the LPC Space and Tenant is given complete and uninterrupted access to the LPC Space in its “AS IS” condition. Each such Commencement Date shall be determined without any reference or regard to the commencement date provisions of the Lease (including Section 1(p) of the Original Lease), and notwithstanding any subsequently occurring Force Majeure Delays or Landlord Delays which actually delay substantial completion of the Aggregate Improvements for the 8th Floor Space. The Commencement Date for the LPC Space will occur no later than October 15, 1991, and Landlord agrees to cause LPC to vacate the LPC Space by October 15, 1991. Landlord and Tenant have walked through the 8th Floor Space and agree that (i) the 8th Floor Space is in the condition described on Attachment 1 to the Work Letter Agreement attached to the Original Lease as Exhibit “C”, (ii) the LPC Space has also been improved with tenant improvements which Tenant intends to substantially demolish and replace with Aggregate Improvements pursuant to Paragraph 6 below (including removing the demising walls separating the LPC Space from the Disney Space), and (iii) prior to the Commencement Date for the LPC Space, Landlord and/or LPC may remove from the LPC Space any tenant improvements and fixtures they desire, including, without limitation, doors, glass, cabinetry, light fixtures and ceiling tiles. The Term of the Lease for the 8th Floor Space shall commence upon the applicable Commencement Date therefor as described above and shall expire on December 31, 1995, without any option to extend the Term pursuant to the Lease.

3.    Tenant’s Percentage Share and Operating Expenses.    Notwithstanding the provisions of Section 1(r) and 1(s) of the Original Lease, Tenant’s Percentage Share of Operating Expenses and the Operating Expenses Allowance shall be calculated separate and apart with respect to the 8th Floor Space as compared to the remainder of the Premises. With respect to the 8th Floor Space, Tenant’s Percentage Share shall be the percentage determined by dividing the rentable square feet in the 8th Floor Space by the rentable square feet in the Building (i.e., approximately 2.87%), and the Operating Expenses Allowance shall be determined based upon the Operating Expenses incurred during the 1991 calendar year, which shall be the “Base Year” applicable to the 8th Floor Space; provided, however, the exclusion from Operating Expenses for increases or reassessments in real property taxes and assessments set forth in clause (xxiv) of Paragraph 6(a) on page 33 of the Original Lease shall not apply in calculating the amount of Operating Expenses payable by Tenant for the 8th Floor Space.

4.    Basic Rent.    Notwithstanding the provisions of Section 1(q) of the Original Lease, the Annual Basic Rent for the 8th Floor Space during the Lease Term therefor shall be $27.00 per rentable square foot within the 8th Floor Space per year, payable in monthly installments equal to $2.25 per rentable square foot per month; provided, however, Tenant’s obligation to pay Annual Basic Rent for the Disney Space shall not commence until the Commencement Date for the Disney Space described in Paragraph 2 above and shall be abated for the first eight (8) months following such Commencement Date. During such abatement period, Tenant shall still be responsible for the payment of all of its other monetary obligations under the Lease, including, without limitation, Tenant’s Percentage Share of Operating Expenses in excess of the Operating Expenses Allowance with

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respect to the 8th Floor Space as described in Paragraph 3 above. There shall be no such rental abatement with respect to the LPC Space.

5.    Parking.    Tenant’s right to reserved spaces within the parking ratios set forth in Section 41 of the Original Lease (as amended by Paragraph 5 of Amendment D) is not increased due to the addition of the 8th Floor Space. Landlord and Tenant acknowledge that, except for the parking charges described below, the parking ratios and the rules and regulations for parking set forth in Section 41 and Exhibit “J” of the Original Lease (as modified by the immediately preceding sentence) shall also apply to the 8th floor Space (i.e., since prior to the addition of the 8th Floor Space, the Premises contained in excess of 250,000 rentable square feet, Tenant shall be entitled to rent three (3) non-tandem parking privileges per each 1,000 rentable square feet within the 8th Floor Space). Notwithstanding the parking charges specified in Section 41 of the Original Lease, the monthly parking charges for Tenant’s parking privileges applicable to the 8th Floor Space shall be the prevailing market rental rate for parking charged from time to time by Landlord and other landlords of comparable office buildings in the vicinity of the Building.

6.    Aggregate Improvements.    Tenant acknowledges and agrees that (a) the 8th Floor Space will be accepted by Tenant in its “AS IS” condition on the Commencement Date therefor as described in Paragraph 2 above, (b) Landlord shall have no obligation to construct, or provide an improvement allowance or otherwise pay for, any Aggregate Improvements or other alterations for the 8th Floor Space, except as described in Paragraph 6(c) (iii) below, and (c) Tenant shall be solely responsible for constructing the Aggregate Improvements for the 8th Floor Space (including, without limitation, the removal of any existing demising walls separating the LPC Space from the Disney Space) in accordance with the applicable terms and conditions of the Work Letter Agreement attached to the Original Lease as Exhibit “C” with the following modifications:

(i)    Landlord has completed the Base Building work with respect to the 8th Floor Space as required pursuant to Paragraph 1 of the Work Letter Agreement;

(ii)    Tenant shall be required to deliver to Landlord for Landlord’s approval the Tenant’s Design Development Drawings for the 8th Floor Space prior to the date Tenant commences construction of the Aggregate Improvements for the 8th Floor Space, and Landlord will have three (3) days after receipt of the Design Development Drawings to approve them or advise Tenant of Landlord’s reasonable revisions therefor pursuant to the procedures set forth in Section 2.1 of Exhibit “C” of the Original Lease; and

(iii)    the Leasehold Improvement Allowance to be provided by Landlord shall be equal to $30.00 per usable square foot within the Disney Space, it being acknowledged and agreed that there shall be no Leasehold Improvement Allowance for the LPC Space.

7.    Brokers.    Landlord and Tenant hereby represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, excepting only The Prudential Stevenson Commercial Real Estate and Lincoln Property Company (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant shall have no obligation or responsibility for paying any leasing commission or brokerage fee to the Brokers, who shall be paid by Disney pursuant to a separate agreement with

3

the Brokers. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through or under the indemnifying party.

8.    Option to Expand.    Pursuant to this Amendment F, Tenant will receive a Thirty Dollar ($30.00) Leasehold Improvement Allowance for the Disney Space and acknowledges that it will not receive any Leasehold Improvement Allowance for the LPC Space. In the event that the Tenant subsequently leases what is herein referred to as the Disney Space and/or the LPC Space pursuant to the Option to Expand set forth in Section 58 of the Original Lease, then the Disney Space and the LPC Space shall, at that point in time, be treated as previously improved space. Therefore, if Tenant elects to subsequently exercise its Option to Expand as to such spaces, Tenant shall not receive the Thirty-Six and 90/100 Dollars ($36.90) per rentable square foot Improvement Allowance Guaranty for non-improved option space, but instead shall receive a tenant improvement allowance (“T.I. Allowance”) which may be higher or may be lower than Thirty-Six and 90/100 Dollars ($36.90) per rentable square foot and which T.I. Allowance shall be determined pursuant to Section 58 of the Original Lease and the definition of “Fair Market Rental Rate” as set forth in Section 5(b) of the Original Lease.

9.    Special Payment.    As additional consideration to Landlord for executing this Amendment and relocating LPC to other space in the Building (the “Relocation Space”) so that Tenant will have the opportunity to occupy contiguous space on the 8th floor, Tenant shall pay to Landlord for the benefit of both Landlord and LPC (pursuant to an allocation to be agreed to by LPC and Landlord) the sum of One Hundred Twenty-Four Thousand Forty-Five and 44/100 Dollars ($124,045.44) as reimbursement for costs incurred by Landlord and LPC in connection with LPC’s relocation from the LPC Space to the Relocation Space (including, without limitation, telephone and computer cabling and installation costs, and tenant improvement costs with respect to both the Relocation Space and the original lease of the LPC Space). Tenant shall pay such amount to Landlord upon the execution of this Amendment.

10.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership

	By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

By: /s/ John R. Miller
John R. Miller, a managing general partner

TENANT:	NESTLE FOOD COMPANY, a Delaware corporation, successor-in-interest to Carnation Company, a Delaware corporation

	By:	[ILLEGIBLE]
Its: Vice President

4

EXHIBIT “1”

FLOOR PLAN OF
8th FLOOR SPACE

[Floor plan appears here]

AMENDMENT G

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT G TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 24th day of January, 1992, by and between EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership (“Landlord”), and NESTLE FOOD COMPANY, a Delaware corporation, formerly known as Carnation Company, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990, that certain Amendment E to Carnation Building Office Lease dated as of December 31, 1990, and that certain Amendment F to Carnation Building Office Lease dated as of September 11, 1991. The Original Lease and Amendments A, B, C, D, E and F thereto are collectively referred to herein as the “Lease”; and

B.    Prior to the execution of this Amendment, Tenant sub-subleased from Walt Disney Imagineering (“Disney”) the entire seventh (7th) floor of the Building which Disney is subleasing from Glendale Federal Bank, Federal Savings Bank (“Glendale Federal”), and prior to or concurrently with the execution of this Amendment, Tenant and Disney will execute an additional sub-sublease agreement pursuant to which Tenant will sub-sublease from Disney the entire fourth (4th), fifth (5th) and sixth (6th) floors of the Building which Disney is currently subleasing from Glendale Federal (the entire 4th, 5th, 6th and 7th floors of the Building are hereinafter referred to collectively as the “Glendale Federal Space”); and

C.    Landlord and Tenant desire to expand the Premises leased by Tenant under the Lease to include; (i) a portion of the second (2nd) floor of the Building which contains 8,613 rentable square feet and 7,458 usable square feet, as outlined on the Floor Plan attached hereto as Exhibit “1” and incorporated herein by this reference (the “2nd Floor Space”); (ii) a portion of the eighth (8th) floor of the Building which contains, 2,759 rentable square feet, as outlined on the Floor Plan attached hereto as Exhibit “2” and incorporated herein by this reference (the “Added 8th Floor Premises”); and (iii) the Glendale Federal Space, which contains 97,963 rentable square feet, as outlined on Exhibit “3” attached hereto and incorporated herein by this reference; and

D.    The 2nd Floor Space, the Added 8th Floor Premises and the Glendale Federal Space contain a total of 109,335 rentable square feet and are sometimes collectively referred to hereinafter as the “New Space”; and

E.    Landlord and Tenant desire to amend the Lease to (i) add the New Space to the Premises, (ii) remove from the Premises the “Additional Space” located on the third (3rd) floor of the Building which was added to the Premises pursuant to Amendment C, and accordingly terminate the Lease with respect to the Additional Space, (iii) extend the Term of the Lease with respect to the 8th Floor Space added to the Premises pursuant to Amendment F, and (iv) otherwise modify the Lease, all upon the terms and conditions as hereinafter provided; and

F.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Expansion of Premises.    The Premises are hereby expanded to include the New Space for a term commencing upon the applicable Commencement Date set forth in Paragraph 2 below. The New Space shall be leased by Tenant upon the same terms and conditions as affect the remainder of the Premises as set forth in the Lease, except as otherwise expressly provided in this Amendment and except that the terms and conditions applicable to the Additional Space are not applicable to the New Space. As a result of the addition of The New Space, the Premises now consist of approximately 447,733 rentable square feet (excluding the Additional Space).

2.    Commencement Date and Term.    Notwithstanding the date the Aggregate Improvements for the 2nd Floor Space (as described in Paragraph 8 below) or any alterations or other improvements to the New Space are substantially completed by Tenant or the date Tenant receives a TCO or its equivalent for the New Space, (a) the Commencement Date for the 2nd Floor Space and the Added 8th Floor Premises shall be January 1, 1992, and (b) the Commencement Date for the Glendale Federal Space shall be September 1, 1995 (which is the date following the scheduled expiration of Landlord’s existing lease with Glendale Federal and Tenant’s sub-sublease with Disney for the Glendale Federal Space). Each such Commencement Date shall be determined without any reference or regard to the commencement date provisions of the Lease (including Section 1(p) of the Original Lease), and notwithstanding any subsequently occurring Force Majeure Delays or Landlord Delays which actually delay substantial completion of the Aggregate Improvements for the 2nd Floor Space or any alterations or other improvements to the New Space. The Term of the Lease for the New Space shall commence upon the applicable Commencement Date therefor as described above and shall expire coterminously with the Lease Term for the remainder of the Premises (excluding the Additional Space) (i.e., on August 26, 2010), subject to renewal and earlier termination pursuant to the provisions of the Lease.

3.    Extension of Lease Term for 8th Floor Space.    The Term of the Lease for the 8th Floor Space, which is currently scheduled to expire on December 31, 1995, is hereby extended so that it will expire coterminously with the Lease Term for the remainder of the Premises (excluding the Additional Space) (i.e., on August 26, 2010), subject to renewal and earlier termination pursuant to the provisions of the Lease. All of the applicable terms and provisions of the Lease shall continue to apply to the 8th Floor Space during such extended term except that the Annual Basic Rent and Monthly Basic Rent payable for the 8th Floor Space shall be as set forth in Paragraph 6 below.

4.    Termination of Additional Space.    Landlord and Tenant hereby acknowledge and agree that the Lease with respect to the Additional Space terminated as of 12:00 midnight, December

31, 1991 (the “Termination Date”). Effective as of the Termination Date, the Premises leased by Tenant from Landlord under the Lease no longer include the Additional Space. Tenant shall receive a rent credit from Landlord for the amount of rent, if any, paid by Tenant to Landlord for the Additional Space and applicable to any time period following the Termination Date.

5.    Tenant’s Percentage Share and Operating Expenses.    Tenant shall be obligated to pay Operating Expenses with respect to the New Space in accordance with the applicable provisions of the Lease, except (a) such obligation shall not commence until the applicable Commencement Date for each portion of the New Space as described in Paragraph 2 above, (b) Tenant’s Percentage Share with respect to each such portion of the New Space shall be the percentage determined by dividing the rentable square feet in such portion of the New Space by the rentable square feet in the Building, ( c) the Operating Expenses Allowance for the Glendale Federal Space and the Added 8th Floor Premises shall be determined as set forth in Paragraph 1(r) of the Original Lease with the Base Year for the Glendale Federal Space and the Added 8th Floor Premises to be the same as the Base Year for the original Premises leased by Tenant under the Original Lease (i.e., the first twelve (12) months following the August 27, 1990 Commencement Date for the Original Lease), (d) the Operating Expenses Allowance with respect to the 2nd Floor Space shall be determined based upon the Operating Expenses incurred during the 1991 calendar year, which shall be the “Base Year” applicable to the 2nd Floor Space, and (e) the exclusion from Operating Expenses for increases or reassessments in real property taxes and assessments set forth in clause (xxiv) of Paragraph 6(a) on page 33 of the Original Lease shall not apply in calculating the amount of Operating Expenses payable by Tenant for the New Space.

6.    Basic Rent.    Notwithstanding the provisions of Section 1(q) of the Original Lease or Paragraph 4 of Amendment F, the Annual Basic Rent for the New Space and the 8th Floor Space shall be as follows:

(a)    The Annual Basic Rent shall be $27.00 per rentable square foot per year, payable in monthly installments equal to $2.25 per rentable square foot per month with respect to the following space during the following time periods:

Portion of Premises	Portion of Lease Term
(i) 2nd Floor Space and Added 8th Floor Premises	January 1, 1992 until August 26, 1995.
(ii) 8th Floor Space	Applicable Commencement Date for such space (as determined pursuant to Paragraph 2 of Amendment F) until December 31, 1995.

Notwithstanding the foregoing, (A) the Annual Basic Rent for the 2nd Floor Space shall be abated for the period from January 1, 1992 until October 31, 1992, (B) the Annual Basic Rent for 1,508 rentable square feet of the Added 8th Floor Premises shall be abated for the period from January 1, 1992 until April 30, 1992, and (C) the Annual Basic Rent for the portion of the 8th Floor Space defined in Amendment F as the Disney Space shall be abated for the first eight (8) months following the Commencement Date for the Disney Space. During such abatement period, Tenant shall still be responsible for the payment of all of its other monetary obligations under the Lease, including, without limitation, Tenant’s Percentage Share of Operating Expenses in excess of the Operating Expenses Allowance with respect to the New Space and 8th Floor Space.

(b)    The Annual Basic Rent shall be $31.50 per rentable square foot per year, payable in monthly installments equal to $2.625 per rentable square foot per month, with respect to the following space during the following time periods:

Portion of Premises	Portion of Lease Term
(i) 2nd Floor Space and Added 8th Floor Premises	August 27, 1995 to August 26, 2000.

(ii) Glendale Federal Space	September 1, 1995 to August 26, 2000.

(iii) 8th Floor Space	January 1, 1996 to August 26, 2000.

(c)    During the period from August 27, 2000 to August 26, 2005, the Annual Basic Rent for the New Space and 8th Floor Space shall be equal to the “Fair Market Rental Rate” (as defined in Section 5(b) of the Original Lease) for the New Space and 8th Floor Space in existence as of August 27, 2000.

(d)    During the period from August 27, 2005 until August 26, 2010, the Annual Basic Rent for the New Space and 8th Floor Space shall be equal to the “Fair Market Rental Rate” (as defined in Section 5(b) of the Original Lease) for the New Space and 8th Floor Space in existence as of August 27, 2005.

(e)    The Annual Basic Rent during the renewal term for the 8th Floor Space and New Space (if Tenant exercises its option(s) to extend pursuant to Section 57 of the Original Lease) shall be equal to the “Fair Market Rental Rate” (as defined in Section 5(b) of the Original Lease) for the New Space and 8th Floor Space in existence at the beginning of the applicable renewal term.

7.    Parking.    Tenant’s right to reserved spaces within the parking ratios set forth in Section 41 of the Original Lease (as amended by Paragraph 5 of Amendment D) is not increased due to the addition of the New Space. Landlord and Tenant acknowledge that, except for the parking charges described below, commencing upon the applicable Commencement Date for the New Space, the parking ratios and the rules and regulations for parking set forth in Section 41 and Exhibit “J” of the Original Lease (as modified by the immediately preceding sentence) shall also apply to the New Space during the applicable Lease Term for the New Space (i.e., since prior to the addition of the New Space, the Premises contained in excess of 250,000 rentable square feet, Tenant shall be entitled during the applicable Lease Term for the New Space to rent three (3) non-tandem parking privileges per each 1,000 rentable square feet within the New Space). Notwithstanding the parking charges specified in Section 41 of the Original Lease, the monthly parking charges for

Tenant’s parking privileges applicable to the New Space shall be the prevailing market rental rate for parking charged from time to time by Landlord and other landlords of comparable office buildings in the vicinity of the Building.

8.    Alterations and Improvements.    Tenant acknowledges and agrees that (a) the New Space is in the condition described on Attachment 1 to the Work Letter Agreement attached to the Original Lease as Exhibit “C” and all Base Building work (as defined in Paragraph 1 of the Work Letter Agreement) with respect to the New Space has been completed, (b; the Glendale Federal Space and the Added 8th Floor Premises have also been improved with tenant improvements which are acceptable to Tenant and/or which Tenant may demolish, refurbish or alter at Tenant’s expense in accordance with Section 14 of the Original Lease (including removing any existing demising walls within the Added 8th Floor Premises and/or separating the Added 8th Floor Premises from the 8th Floor Space), (c) the New Space has been or will be accepted by Tenant in its “AS IS” condition on the Commencement Date therefor as described in Paragraph 2 above, without any obligation on Landlord’s part to construct, or provide an improvement allowance or otherwise pay for, any tenant improvements or alterations for the New Space, except for the Leasehold Improvement Allowance to be paid for by Landlord as described in Paragraph 8(d) (ii) below with respect to the initial Aggregate Improvements for the 2nd Floor Space, and (d) Tenant shall be solely responsible for constructing all alterations and improvements for the New Space in accordance with Section 14 of the Original Lease, and all of the initial Aggregate Improvements for the 2nd Floor Space in accordance with the applicable terms and conditions of the Work Letter Agreement attached to the Original Lease as Exhibit “C” with the following modifications:

(i)    Tenant shall be required to deliver to Landlord for Landlord’s approval the Tenant’s Design Development Drawings for the 2nd Floor Space prior to the date Tenant commences construction of the Aggregate Improvements for the 2nd Floor Space, and Landlord will have three (3) days after receipt of the Design Development Drawings to approve them or advise Tenant of Landlord’s reasonable revisions therefor pursuant to the procedures set forth in Section 2.1 of Exhibit “C” of the Original Lease; and

(ii)    the Leasehold Improvement Allowance to be provided by Landlord for the 2nd Floor Space shall be equal to $30.00 per usable square foot within the 2nd Floor Space.

9.    Option to Expand.    Pursuant to the Lease, as amended by this Amendment G, the Premises now consist of all of the rentable space in the Building, excepting only the following space (collectively, the “Remaining Space”): (a) a portion of the 9th floor containing approximately 6,477 rentable square feet (the “Remaining 9th Floor Space”); (b) a portion of the 8th floor containing approximately 7,310 rentable square feet (the Remaining 8th Floor Space”); (c) a portion of the 2nd floor of the Building containing approximately 15,948 rentable square feet; and (d) the entire rentable space on the 3rd floor of the Building containing approximately 24,561 rentable square feet. As a result, all of the Tenant’s Option Space which is subject to Tenant’s expansion rights in Section 58 of the Original Lease (as previously amended by Amendments D, E and F) is now leased by Tenant, excepting only the Remaining 9th Floor Space and Remaining 8th Floor Space. Accordingly, Landlord and Tenant hereby further amend Section 58 of the Original Lease to redefine the number of expansion options and location of each Option Space as follows:

(i)    there is no longer a First Option Space or first expansion option.

(ii)    the second expansion option remains in effect, except that the Second Option Space shall now consist of both the Remaining 8th Floor Space and Remaining 9th Floor Space; and

(iii)    there shall be no Third, Fourth or Fifth Option Space and no third, fourth or fifth expansion options if Tenant exercises its second expansion option to lease the Second Option Space; however, if Tenant does not exercise its second expansion option, then the Third, Fourth and Fifth Option Space shall consist of, and Tenant’s third, fourth and fifth expansion options shall be applicable to, the Second Option Space not previously leased by Tenant pursuant to any preceding expansion option or first right to lease.

10.    First Right to Lease.    Section 59 of the Original Lease is hereby deleted in its entirety and replaced with the following:

“Section 59.    First Right to Lease.    After the date of execution of Amendment G, whenever Landlord desires to lease any of the unleased rentable space in the Building (the “First Right Space”) (which Landlord and Tenant acknowledge that as of the date this Amendment G is executed consists of the Remaining Space described in Paragraph 9 of Amendment G), Landlord shall send to Tenant a “Special Notice” setting forth its desire to lease all or any portion of the First Right Space. The Special Notice shall contain a description of the First Right Space which Landlord so desires to lease and Landlord’s determination of the “Fair Market Rental Rate” (as defined in Section 5(b) of the Original Lease) for such First Right Space. Tenant shall have the right to lease all, but not less than all, of the First Right Space described in the Special Notice at the Fair Market Rental Rate for such space and for a term which shall be coterminous with the Lease, by delivering written notice of such election to Landlord within five (5) business days after receipt of the Special Notice, and, upon and concurrent with Tenant’s notice, Tenant may, at its option, object to Landlord’s determination of the Fair Market Rental Rate, in which case the parties shall follow the procedure, and the Fair Market Rental Rate for the First Right Space shall be determined, as set forth in Section 5(b) of the Original Lease. At Landlord’s election, any Special Notice may refer to one or more separate parcels of the First Right Space and if such Special Notice refers to more than one parcel, Tenant may elect to take all, some, one or none of such parcels within such five (5) business day period pursuant to the foregoing provisions of this Section 59. If Tenant does not timely elect to lease the First Right Space (or any separate parcel(s) of First Right Space) described in the Special Notice, Tenant’s first right to lease such First Right Space (or separate parcel (s) thereof) shall terminate, and Landlord may thereafter lease all or any portion of such First Right Space to anyone else on any terms that Landlord desires. The first right set forth in this Section 59 is not personal to Tenant and may be assigned to any assignee of Tenant. For purposes of the First Right Space only, the term Tenant shall be limited to Nestle Food Company, an assignee which assumes the entire Lease, or a subtenant which subleases the entire Premises.”

11.    Brokers.    Landlord and Tenant hereby represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, excepting only The Prudential Stevenson Commercial Real Estate and Lincoln Property Company (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant shall have no obligation or responsibility for paying any leasing commission or brokerage fee to the Brokers, who shall be paid by Disney pursuant to a separate agreement with the Brokers. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through or under the indemnifying party.

12.    Amendment to Sub-Sublease.    Pursuant to Section 16 of the two (2) Sub-Sublease Agreements between Tenant and Walt Disney Imagineering, Tenant was granted certain renewal rights with respect to the Glendale Federal Space. Such renewal rights are hereby null and void since the Glendale Federal Space covered by such renewal rights is being leased directly by Tenant from Landlord pursuant to this Amendment G. In addition, the limited portion of the Landlord’s consent pertaining to the grant of such renewal rights to Tenant is also hereby null and void.

13.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership

	By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

By: /s/ John R. Miller
John R. Miller, a managing general partner

TENANT:	NESTLE FOOD COMPANY, a Delaware corporation, formerly known as Carnation Company, a Delaware corporation

	By:	[ILLEGIBLE]
Its: Vice President

EXHIBIT 1
2ND FLOOR

[Floor plan appears here]

EXHIBIT 2
8TH FLOOR

[Floor plan appears here]

EXHIBIT 3
FLOOR 4, 5, 6 & 7

[Floor plan appears here]

EXECUTED
ORIGINAL
AMENDMENT H

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT H TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 9th day of November, 1993, by and between EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership (“Landlord”), and NESTLE FOOD COMPANY, a Delaware corporation, formerly known as Carnation Company, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990, that certain Amendment E to Carnation Building Office Lease dated as of December 31, 1990, that certain Amendment F to Carnation Building Office Lease dated as of September 11, 1991, and that certain Amendment G to Carnation Building Office Lease dated as of January 24, 1992. The Original Lease and Amendments A, B, C, D, E, F and G thereto are collectively referred to herein as the “Lease”; and

B.    Landlord and Tenant now desire to further amend the Lease to expand the Premises leased by Tenant under the Lease to include: (i) certain space located in the ground level parking garage of the Building which contains 2,571 usable square feet (including the store entrance area), as outlined on the Floor Plan attached hereto as Exhibit “1” and incorporated herein by this reference (the “Company Store Space”); (ii) certain space located within the freight dock of the Building for expansion of Tenant’s existing kitchen within the Plaza Level adjacent thereto, which additional space contains 154 usable square feet, as outlined in the Floor Plan attached hereto as Exhibit “2” and incorporated herein by this reference (the “Additional Kitchen Space”); and (iii) certain space located on the third (3rd) floor of the Building which contains approximately 313 rentable square feet, as outlined in the Floor Plan attached hereto as Exhibit “3” and incorporated herein by this reference (the “3rd Floor Space”); and

C.    The Company Store Space Additional Kitchen Space and the 3rd Floor Space are sometimes collectively referred to herein as the “Supplemental Space.”

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Defined Terms.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

2.    Expansion of Premises.    The Premises are hereby expanded to include the Supplemental Space for a term commencing upon the applicable Commencement Date set forth in Paragraph 3 below. The Supplemental Space shall be leased by Tenant upon the same terms and conditions as affect the remainder of the Premises as set forth in the Lease, except as otherwise expressly provided in this Amendment.

3.    Commencement Date and Term.    The Commencement Date for the Company Store Space shall be the earlier of (a) the date Tenant commences business operations from all or any portion of the Company Store Space, or (b) February 15, 1994. The Commencement Date for the Additional Kitchen Space shall be the earlier of (i) the date Tenant commences business operations from all or any portion of the Additional Kitchen Space, or (ii) March 1, 1994. The Commencement Date for the 3rd Floor Space shall be January 1, 1994. Each such Commencement Date shall be determined as set forth above without any reference or regard to the commencement date provisions of the Lease (including Section 1(p) of the Original

Lease), and notwithstanding the date any alterations or other improvements to the applicable Supplemental Space are substantially completed by Tenant or the date Tenant receives a TCO or its equivalent for any Supplemental Space. The Term of the Lease for the Supplemental Space shall commence upon the applicable Commencement Date for the applicable portion thereof as described above and shall expire coterminously with the Lease Term for the remainder of the Premises (i.e., on August 26, 2010), subject to renewal and earlier termination pursuant to the provisions of the Lease. Notwithstanding the foregoing, Tenant shall have the right to terminate its lease of the Company Store Space at any time during the Term thereof by providing to Landlord at least ninety (90) days’ prior written notice of its intention to terminate, provided that Tenant, at Tenant’s expense, returns the Company Store Space and the parking garage to its original condition prior to the effective date of such termination.

4.    Utilities.    Notwithstanding the provisions of Sections 6 and 18 of the Original Lease to the contrary, Tenant shall, at Tenant’s expense, be solely responsible for providing for the Company Store Space and Additional Kitchen Space all cleaning, janitorial and security services, the replacement of all light bulbs, and the distribution therein of all electricity, HVAC, water, gas, telephone service, trash removal and any other utilities and services. Such services shall be performed by personnel selected by Tenant and reasonably approved by Landlord; provided, however, Landlord shall, at Tenant’s expense, provide comparable janitorial service to the Additional Kitchen Space as currently provided by Landlord for Tenant’s existing kitchen within the Plaza Level of the Premises. The cost of all such utilities and services shall be promptly paid by Tenant as and when due directly to the persons or entities providing same. If any such utilities or services are not separately metered, Tenant shall pay a pro-rata portion of the costs therefor within thirty (30) days after invoice from Landlord, which pro-rata portion shall be reasonably determined by Landlord based upon Tenant’s usage.

5.    Tenant’s Percentage Share and Operating Expenses.

(a)    3rd Floor Space.    Tenant shall be obligated to pay Operating Expenses with respect to the 3rd Floor Space in accordance with the applicable provisions of the Lease, except (i) such obligation shall not commence until the January 1, 1994 Commencement Date for the 3rd Floor Space, (ii) Tenant’s Percentage Share with respect to the 3rd Floor Space shall be the percentage determined by dividing the rentable square feet of the 3rd Floor Space by the rentable square feet in the Building, (iii) the Operating Expenses Allowance with respect to the 3rd Floor Space shall be determined based upon the Operating Expenses incurred during the 1993 calendar year, which shall be the “Base Year” applicable to the 3rd Floor Space, and (iv) the exclusion from Operating Expenses for increases or reassessments in real property taxes and assessments set forth in clause (xxiv) of Paragraph 6(a) on page 33 of the Original Lease shall not apply in calculating the amount of Operating Expenses payable by Tenant for the 3rd Floor Space.

(b)    Company Store Space and Additional Kitchen Space.    Tenant shall not be required to pay any Operating Expenses with respect to the Company Store Space or the Additional Kitchen Space pursuant to the provisions of Section 6 of the Original Lease, and the square footage of the Company Store Space and the Additional Kitchen Space shall not be added to the rentable square feet of the Building or the Premises for purposes of determining Tenant’s Percentage Share of Operating Expenses with respect to the remainder of the Premises. Tenant shall, however, pay for any taxes or assessments (including any increases in existing taxes and assessments) which are imposed against Landlord, the Building or the Site as a result of Tenant’s lease, use or occupancy of the Company Store Space and the Additional Kitchen Space, including, without limitation, as a result of any improvements to the parking garage, loading dock and Building and the addition of rentable area to the Building to provide for the Company Store Space and the Additional Kitchen Space. If any such new or increased taxes and assessments are not separately assessed, Tenant shall pay for such portion thereof attributable to the Company Store Space and the Additional Kitchen Space, as equitably determined by Landlord. Tenant shall also pay for the cost of any increased security services, if any, provided by Landlord for the Building and any increases in Landlord’s insurance premiums incurred as result of the addition of the Company Store Space and the Additional Kitchen Space and/or Tenant’s lease, use or occupancy thereof.

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6.    Basic Rent.    Notwithstanding the provisions of the Lease to the contrary, the Annual Basic Rent payable by Tenant for the Supplemental Space shall be as follows:

(a)    Company Store Space.    The Annual Basic Rent payable for the Company Store Space during the period from the Commencement Date for the Company Store Space until February 28, 1999 shall be $18.00 per usable square foot within the Company Store Space per year, payable in monthly installments equal to $1.50 per usable square foot per month, and shall be adjusted thereafter on the applicable Company Store Adjustment Date set forth below in this Paragraph 6(a) to the greater of (i) the Annual Basic Rent in effect as of the date immediately preceding the applicable Company Store Adjustment Date, or (ii) the “Market Base Rent” (as defined below) for the Company Store Space as of the applicable Company Store Adjustment Date. For purposes of this Paragraph 6(a), the applicable “Company Store Adjustment Dates” shall be March 1, 1999, March 1, 2004, March 1, 2009, and, if Tenant exercises its option(s) to extend pursuant to Section 57 of the Original Lease, the applicable commencement date(s) for such renewal term(s). As used herein, the “Market Base Rent” for the Company Store Space shall be determined by Landlord and shall mean the prevailing monthly basic rental rate per usable square foot of the Company Store Space as of the applicable Company Store Adjustment Date set forth above for space comparable to the Company Store Space and located in the Building or in comparable first-class office buildings in the vicinity of the Building, as reasonably determined by Landlord.

(b)    Additional Kitchen Space.    The Annual Basic Rent payable for the Additional Kitchen Space shall be as set forth in the following schedule:

Portion of Lease Term	Annual Basic Rent per Usable Square Foot Within the Additional Kitchen Space	Monthly Basic Rent per Usable Square Foot Within the Additional Kitchen Space
Commencement Date for Additional Kitchen Space to August 26, 2000	$27.00	$2.25
August 27, 2000 to August 26, 2005	$30.00	$2.50
August 27, 2005 to August 26, 2010	$35.00	$2.9167
Renewal Term(s)	Fair Market Rental Rate (as defined in Section 5(b) of the Original Lease)	Fair Market Rental Rate (as defined in Section 5(b) of the Original Lease)

(c)    3rd Floor Space.    The Annual Basic Rent payable for the 3rd Floor Space during the period from January 1, 1994 through August 26, 2000, shall equal $27.00 per rentable square foot within the 3rd Floor Space per year, payable in monthly installments equal to $2.25 per rentable square foot per month, and shall be adjusted thereafter on the applicable 3rd Floor Adjustment Date set forth below in this Paragraph 6(c) to an amount equal to the “Fair Market Rental Rate” (as defined in Section 5(b) of the Original Lease) for the 3rd Floor Space as of the applicable 3rd Floor Adjustment Date. For purposes of this Paragraph 6(c), the applicable “3rd Floor Adjustment Dates” for the 3rd Floor Space shall be August 27, 2000, August 27, 2005 and if Tenant exercises its option(s) to extend pursuant to Section 57 of the Original Lease, the applicable commencement date for such renewal term(s).

7.    Parking.    Notwithstanding the provisions of the Lease to the contrary (including Section 41 of the Original Lease), Tenant shall not be entitled to any additional parking privileges as a result of the addition of the Supplemental Space. In addition, effective as of the date Tenant initiates any demolition, improvement or alteration work for the Company Store Space (the “Construction Date”),      (            ) of Tenant’s reserved parking privileges which are located as shown on Exhibit “4” attached hereto shall be relocated to a new location as depicted on Exhibit “4”.

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8.    Use.    Notwithstanding Section 8 of the Original Lease to the contrary, the Company Store Space shall be used by Tenant solely as a company store, consistent and compatible with a first-class headquarters office building, for the sale to Tenant’s current or former employees or individuals specifically authorized by Tenant to purchase products at the Company Store, of pre-packaged food items made or distributed by Tenant or any affiliate of Tenant. The Company Store Space shall not be used for any other purpose. The Additional Kitchen Space shall be used by Tenant solely as an extension of Tenant’s existing kitchen on the Plaza Level or, with Landlord’s consent, which consent shall not be unreasonably withheld, for any other lawful purpose, consistent and compatible with a first-class headquarters office building, and shall not be used for any other purpose. In no event shall Tenant sell or solicit the sale of any item from the Company Store Space to any person or entity other that Tenant’s current or former employees or individuals specifically authorized by Tenant to purchase products at the Company Store. Tenant’s use of the Supplemental Space shall comply with all of the applicable provisions of the Lease. Tenant shall not assign or sublease all or any portion of the Company Store Space except in connection with assignment of Tenant’s entire leasehold interest pursuant to the Lease. Tenant shall be solely responsible, at Tenant’s expense, for obtaining all permits, licenses (including a business license) and other governmental approvals required for the opening and operation of Tenant’s business in the Company Store Space or Additional Kitchen Space, and Landlord shall have no responsibility therefor, although Landlord shall reasonably cooperate with Tenant in Tenant’s efforts to secure such permits and approvals. Tenant acknowledges that Landlord has made no representations or warranties regarding the ability of Tenant to use the Company Store Space or Additional Kitchen Space for the use permitted hereinabove.

9.    Alterations and Improvements.    Tenant acknowledges and agrees that (a) all Base Building work with respect to the Supplemental Space has been completed by Landlord (b) the 3rd Floor Space has also been improved with tenant improvements which are acceptable to Tenant, and/or which Tenant may refurbish or alter at Tenant’s expense in accordance with Section 14 of the Original Lease, ( c) the Supplemental Space is being leased to Tenant in its “AS IS” condition as of the date hereof, without any obligation on Landlord’s part to construct, or provide an improvement allowance or otherwise pay for, any tenant improvements or alterations for the Supplemental Space, and (d) Tenant shall, at its expense, be solely responsible for designing, constructing and obtaining the permits and approvals for all alterations and improvements to the Supplemental Space in accordance with Section 14 of the Original Lease. All such alterations and improvements (including all signs for the Company Store Space) shall be subject to Landlord’s approval, which shall not be unreasonably withheld, conditioned or delayed, and the approval of all applicable governmental authorities. Tenant shall pay to Landlord, within thirty (30) days after invoice, all costs incurred by Landlord in relocating parking stalls in the ground level parking garage of the Building and restriping and repairing such parking garage as a result of the construction of the Company Store Space within the parking garage as described in this Amendment.

10.    Building Planning.    In the event Landlord requires all or any portion of the 3rd Floor Space for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant over a weekend to other space on the second (2nd) or third (3rd) floors of in the Building of substantially similar size as the 3rd Floor Space and improved with tenant improvements at least substantially equal in quality, efficiency and utility to the tenant improvements existing in the 3rd Floor Space as of January 1, 1994. Landlord shall pay for the costs of such relocation, including the cost of such tenant improvements for the new space, Tenant’s moving expenses, telephone installation and stationery reprinting charges. Upon such relocation, the terms and conditions regarding the 3rd Floor Space as set forth in this Amendment shall remain in full force and effect, save and excepting that a revised Exhibit “3” shall become part of the Lease and shall reflect the location of the new space and all appropriate adjustments to Tenant’s Percentage Share and Base Rent shall be made to take into account the rentable square feet of the new space; provided, however, in no event shall Tenant’s Percentage Share and/or Annual Basic Rent increase in the event the new space contains more rentable square feet than the 3rd Floor Space.

11.    Brokers.    Landlord and Tenant hereby represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment. Each party agrees to indemnify and defend the other party

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against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through or under the indemnifying party.

12.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership

	By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

By: /s/ John R. Miller
John R. Miller, a managing general partner

TENANT:	NESTLÉ FOOD COMPANY, a Delaware corporation, successor-in-interest to Carnation Company, a Delaware corporation

	By:	[ILLEGIBLE]
Its:

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EXHIBIT “1”

COMPANY STORE SPACE

[Floor plan appears here]

Exhibit 1

1

EXHIBIT “2”

ADDITIONAL KITCHEN SPACE

[Floor plan appears here]

Exhibit 2

1

EXHIBIT “3”

3rd FLOOR SPACE

[Floor plan appears here]

Exhibit 3

1

EXHIBIT “4”

RELOCATION OF RESERVED PARKING PRIVILEGES

[To be attached]

Exhibit 4

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[LETTERHEAD OF NESTLÉ]

June 24, 1994

EIGHT HUNDRED NORTH BRAND BOULEVARD,
A California Limited Partnership
800 N. Brand Boulevard
Glendale, CA 91203

Attention:    John R. Miller
                    Lincoln Property Company No. 1384

This letter will serve to amend Amendment H dated November 9, 1993 (“Amendment H”) to the Lease between EIGHT HUNDRED NORTH BRAND BOULEVARD (“Landlord”) and NESTLE FOOD COMPANY (“Tenant”) dated December 22, 1987 (“Lease”) as follows:

Delete the first sentence of Paragraph 8 of Amendment H and replace said sentence with the following new sentence: “Notwithstanding Section 8 of the Original Lease to the contrary, the Company Store Space shall be used by Tenant solely as a company store, consistent and compatible with a first-class headquarters office building, for the sale to Tenant’s current or former employees or individuals specifically authorized by Tenant to purchase products at the Company Store, of products made or distributed by Tenant or any affiliate of Tenant, including prepackaged food items, cosmetics, or toiletries made or distributed by Tenant or any Tenant affiliate.”

Except as modified above, all terms and conditions of Amendment H and the Lease shall remain in full force and effect.

NESTLÉ FOOD COMPANY

By:	/s/ Robert H. Sanders
Robert H. Sanders Vice President

AGREED TO AND ACCEPTED:

EIGHT HUNDRED NORTH BRAND BOULEVARD, A California Limited Partnership

By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

By /s/ John R. Miller
Its

[LETTERHEAD OF NESTLÉ]

Date:    December 6, 1994

Eight Hundred North Brand Boulevard
c/o Lincoln Property Company No. 1384
800 North Brand Blvd.
Glendale, CA 91203
Attn: Mr. John Miller

Dear John:

As you are aware, Section 9 of Amendment G (“Amendment G”), dated January 24, 1992, to the Carnation Building Office Lease (the “Lease”) between Nestle Food Company (“Tenant”) and Eight Hundred North Brand Boulevard (“Landlord”) amended Section 58 of the Lease to redefine the number of expansion options and the location of each Option Space available to Tenant. Specifically, the terms of Section 9 (ii) of Amendment G redefine Tenant’s second expansion option as consisting of the Remaining 8th Floor Space and Remaining 9th Floor Space, as those terms are defined in Amendment G. Tenant has been asked to waive its right to exercise its second expansion option as it relates to the Remaining 9th Floor Space only, in order to permit an extension of the Lease between Landlord and United Services Automobile Association (“USAA”) for an additional three (3) year period, effective from August 18, 1995 until August 17, 1998. Tenant hereby agrees to waive its right to exercise its second expansion option as it relates to the Remaining 9th Floor Space, provided however (i) Tenant shall retain its second expansion option with respect to the Remaining 8th Floor Space only, so that the Second Option Space will now consist of the Remaining 8th Floor Space; and (ii) the Third Option Space shall now consist of, and Tenant shall have a third expansion option to lease, (a) the Remaining 8th Floor Space, in the event Tenant does not exercise its second expansion option with respect to the Remaining 8th Floor Space, and/or (b) the Remaining 9th Floor Space (it being understood that Tenant’s third expansion option shall be to lease either both the Remaining 8th Floor Space (assuming Tenant has not exercised its second expansion option) and the

Remaining 9th Floor Space, or either the Remaining 8th Floor Space or the Remaining 9th Floor Space).

If you agree with the above, please sign in the space provided below, and this letter shall serve to amend the terms of the Lease. Thank you.

Very truly yours,

/s/ Robert H. Sanders Robert H. Sanders, Vice President, Nestlé Food Company

Agreed: Eight Hundred North Brand Boulevard, a California Limited Partnership

By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

By: /s/ John R. Miller John R. Miller, a managing general partner

AMENDMENT I

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT I TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 17th day of March, 1995, by and between EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership (“Landlord”), and NESTLE FOOD COMPANY, a Delaware corporation, formerly known as Carnation Company, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990, that certain Amendment E to Carnation Building Office Lease dated as of December 31, 1990, that certain Amendment F to Carnation Building Office Lease dated as of September 11, 1991, that certain Amendment G to Carnation Building Office Lease dated as of January 24, 1992, that certain Amendment H to Carnation Building Office Lease dated as of November 9, 1993, and that certain Letter Agreement dated December 6, 1994. The Original Lease and the foregoing amendments are collectively referred to herein as the “Lease”; and

B.    Landlord and Tenant now desire to further amend the Lease in certain respects, as hereinafter set forth in this Amendment.

A  G  R  E  E  M  E  N  T:

NOW, THEREFORE, incorporating the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Defined Terms. Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

2.    Management.    The last sentence of Section 61 of the Original Lease is hereby deleted in its entirety. In addition, Landlord agrees that, as long as Lincoln Property Company Management Services, L.P. or its affiliate (including, without limitation, LPC) (“Lincoln”), is providing property management services for the Building, the management fee included in Operating Expenses shall not exceed three percent (3%) of total revenues (including tenant reimbursables) per year. In the event Lincoln is no longer providing property management

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services, Landlord agrees that the management fee included in Operating Expenses shall be determined in accordance with the applicable provisions of the Lease, including, without limitation, the Operating Expense exclusion (xii) on page 32 of the Lease and Section 61 of the Lease.

3.    Liability of LPC.    Effective from and after the date hereof, LPC shall no longer have any obligations or liability pursuant to Section 22(f) of the Original Lease, and any such obligations imposed upon LPC under such provisions of the Lease shall be borne by the Landlord.

4.    Expansion Rights.    Tenant hereby waives its right to exercise its second expansion option. Tenant hereby further waives its rights under Section 59 of the Original Lease (as last amended in Amendment G) to lease Suite 860 of the Building which contains approximately 2,126 Rentable Square Feet (“Suite 860”) during the period that such space is leased to Lincoln (or Lincoln’s successor as the Building manager) pursuant to Lincoln’s existing lease for Suite 860, as the same may be extended or otherwise modified from time to time; provided, however, such waiver shall not affect Tenant’s third, fourth and fifth expansion options set forth in the Lease (as last amended by Letter Agreement dated December 6, 1994. If Tenant exercises its third, fourth and/or fifth expansion option(s) with respect to the Remaining 8th Floor Space and as a result Lincoln (or Lincoln’s successor as the Building manager) is forced to relocate from Suite 860 to other space in the Building, Tenant waives its rights under Section 59 of the Original Lease (as last amended in Amendment G) to lease such relocated space provided (a) such relocated space does not exceed 2,300 rentable square feet, and (b) such waiver shall not affect Tenant’s then remaining third, fourth and/or fifth expansion options to lease such relocated space set forth in the Lease.

5.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	EIGHT HUNDRED NORTH BRAND BOULEVARD, a California Limited Partnership

	By:	Lincoln Property Company No. 1384, a California Limited Partnership, its general partner

By: /s/ John R. Miller
John R. Miller, a managing general partner

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TENANT:	NESTLÉ FOOD COMPANY, a Delaware corporation, formerly known as Carnation Company, a Delaware corporation

	By:	/s/ Robert H. Sanders
Robert H. Sanders Its: Vice President

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EXECUTED
ORIGINAL

AMENDMENT J

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT J TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 1st day of September, 1995, by and between DOUGLAS EMMETT JOINT VENTURE, a California general partnership (“Landlord”), and NESTLE FOOD COMPANY, a Delaware corporation, formerly known as Carnation Company, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord’s predecessor-in-interest, Eight Hundred North Brand Boulevard, a California Limited Partnership (“Eight Hundred”) and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990, that certain Amendment E to Carnation Building Office Lease dated as of December 31, 1990, that certain Amendment F to Carnation Building Office Lease dated as of September 11, 1991, that certain Amendment G to Carnation Building Office Lease dated as of January 24, 1992, that certain Amendment H to Carnation Building Office Lease dated as of November 9, 1993, that certain Letter Agreement dated December 6, 1994, and that certain Amendment I to Carnation Building Office Lease dated as of March 17, 1995. The Original Lease and the foregoing amendments are collectively referred to herein as the “Lease”;

B.    Landlord has succeeded to Eight Hundred’s interest as landlord under the Lease as a result of Landlord’s purchase of the Building and Eight Hundred’s assignment of the Lease to Landlord in connection therewith.

C.    Landlord and Tenant now desire to further amend the Lease in certain respects, as hereinafter set forth in this Amendment.

A  G  R  E  E  M  E  N  T:

NOW, THEREFORE, incorporating the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Defined Terms.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

2.    Parking.    The fifth (5th) and sixth (6th) sentences of Section 41 of the Original Lease are hereby deleted in their entirety and replaced with the following:

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“The parking rate payable for the parking privileges applicable to the initial Premises leased by Tenant (for purposes hereof, the initial Premises shall consist of all of the rentable square feet in the Basement of the Building, the Plaza Level of the Building, and Floors 11 through 21 of the Building) shall equal: (i) $40.00 per parking privilege per month for the period from the Commencement Date of August 27, 1990 through August 31, 1995; and (ii) $45.00 per parking privilege per month during the period from September 1, 1995 through August 31, 1997. Commencing September 1, 1997 and on each September 1st thereafter during the Term, the parking rate shall be adjusted annually to equal $45.00 per parking privilege per month, plus a five percent (5%) annual increase determined on a cumulative and compounded basis for each year from and after September 1, 1996 (even though Tenant shall not be obligated to pay any such increase in the parking rate attributable to the time period prior to September 1, 1997), and continuing each September 1st thereafter; provided, however, in no event shall such parking rate, as a result of such adjustment, exceed the prevailing monthly market rental for reserved and unreserved parking (as applicable) provided by comparable office buildings in the vicinity of the Building. For example, if the prevailing monthly market rental for parking equals $50.00 per parking privilege on September 1, 1997, $55.00 on September 1, 1998 and $50.00 on September 1, 1999, then the parking rate shall equal (1) on September 1, 1997, $47.25 per parking privilege per month (i.e., $47.25 equals $45.00 x 1.05, and $47.25 is less than the $50.00 prevailing monthly market rental), (2) on September 1, 1998, $49.61 per parking privelege per month (i.e., $49.61 equals $45.00 x 1.05 x 1.05, and $49.61 is less than the $55.00 prevailing monthly rental rate), and (3) on September 1, 1999, $50.00 per parking privelege per month (i.e., the $50.00 prevailing monthly rental rate is less than the annual 5% increased rate of $52.09). Landlord may, at its option, elect by written notice to Tenant not to charge Tenant all or any portion of the such annual increase in the parking rate without waiving its right to charge Tenant the entire increase in any subsequent year.”

The foregoing modifications shall not, however, affect the parking rates payable for any of the parking privileges applicable to the 10th Floor Space, 9th Floor Space, 8th Floor Space or New Space, as more particularly set forth in Amendments D, E, F and G.

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3.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	DOUGLAS EMMETT JOINT VENTURE, a California general partnership

	By:	Douglas, Emmett & Company, its agent

By: [ILLEGIBLE] Print Name: [ILLEGIBLE] Its: Executive Vice President

TENANT:	NESTLÉ FOOD COMPANY, a Delaware corporation, formerly known as Carnation Company, a Delaware corporation

	By:	/s/ Robert Sanders

Print Name: Robert Sanders Its: Vice President

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ORIGINAL

AMENDMENT K
TO CARNATION BUILDING OFFICE LEASE

This Amendment K to Carnation Building Office Lease (the “Amendment”), dated October 23,1995, is by and between DOUGLAS EMMETT JOINT VENTURE, a California general partnership (“Landlord”), with offices at 12121 Wilshire Boulevard, Suite 910, Los Angeles, California 90025, and NESTLE FOOD COMPANY, a Delaware corporation, formerly known as Carnation Company, a Delaware corporation (“Tenant”).

WHEREAS,

A.    Eight Hundred North Brand Boulevard, a California Limited Partnership (“Eight Hundred”) and Tenant entered into that certain written Carnation Building Office Lease dated December 22, 1987, as amended by Amendment A as of February 17; 1988, Amendment B as of September 30, 1989; Amendment C as of July 25, 1990; Amendment D as of August 2,1990; Amendment E as of December 31, 1990; Amendment F as of September 11, 1991; Amendment G as of January 24, 1992; Amendment H as of November 9, 1993; Amendment I as March 17, 1995 and Amendment J as of September 1, 1995, (collectively the “Lease”);

B.    On or about May 17, 1995, DOUGLAS EMMETT JOINT VENTURE, a California general partnership acquired all rights, title and interest of Eight Hundred in and to the Building in which the Premises are located, becoming successors-in-interest to Eight Hundred, and Landlord under the Lease;

C.    Pursuant to the terms and conditions of Amendment H, Landlord and Tenant expanded the Premises to include approximately 154 usable square feet (the “Additional Kitchen Space”);

D.    Landlord and Tenant now desire to further amend the Lease to clarify the operating expenses to be passed through with relation to the Additional Kitchen Space.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, Landlord and Tenant agree;

1.	Confirmation of Defined Terms. All terms previously defined in the Lease shall carry the same meaning for the purposes of this Amendment K.

2.	Revision of Amendment H. Section 5 (b) of Amendment H shall be amended to delete any reference to the Additional Kitchen Space.

3.
Application of Operating Expense Base Year.    Effective February 7, 1994, Tenant agrees that in addition to any fixed rent payable for the Additional Kitchen Space, Tenant shall also pay to Landlord as additional rent Operating Expenses thereon, pursuant to the terms and conditions of Section 6 of the Lease. Landlord and Tenant further agree that, pursuant to the requirements of Section 1 (r), the Operating Expenses Allowance for the Additional Kitchen Space shall be $8.73.

INITIAL	INITIAL	INITIAL	INITIAL

[LETTERHEAD OF DOUGLAS, EMMETT & COMPANY]

June 28, 1996

Nestle Food Company
800 North Brand Boulevard
Glendale, CA 91203
Attn.: Richard S. Feldman

Re:  Lease between Douglas Emmett Joint Venture (as successor to Eight Hundred North Brand Boulevard) (“Landlord”) and Nestle Food Company, formerly known as Carnation Company (“Tenant”), dated December 22, 1987, as amended (the “Lease”)

Dear Rick:

The parties acknowledge that, pursuant to letter dated July 1, 1995, Section 21 of the Lease was amended to require that Tenant carry on the 800 North Brand Boulevard building in Glendale, California (the “Building”), during the period July 1, 1995 until June 30, 1996, a $50,000,000 layer of “all risk” property coverage in accordance with and subject to the terms contained in said July 1st letter. The parties desire to, effective July 1, 1996, again amend Section 21 of the Lease as set forth below. For the period July 1,1996, until June 30, 1997 (and thereafter until either Landlord or Tenant provides at least ninety (90) days prior written notice to the other that Tenant shall no longer be obligated to carry the “all risk” property coverage referenced below), Tenant shall be obligated to carry “all risk” property coverage, including California earthquake and boiler and machinery coverage, respecting the Building, in an amount equal to the full replacement cost of the Building and its contents, with a deductible equal to no more than 10% of the replacement cost of the Building in the case of earthquake coverage, and with a deductible equal to no more than $25,000 in the case of other perils, at a cost of approximately $170,000 for the year beginning July 1, 1996 and ending June 30, 1997, and, thereafter, at a cost which is at or below that competitively available to Landlord in the market. Said deductible of $25,000 in the case of other perils may, at Tenant’s discretion, be increased up to a maximum of $1,000,000 at any time upon fifteen (15) days written notice from Tenant to Landlord. (Landlord may, subject to Tenant’s prior written approval, which shall not unreasonably be withheld, purchase additional insurance for the purpose of lowering the deductible for earthquake and/or such other perils.) Coverage secured by Landlord or Tenant hereunder shall be with carriers selected by the party securing such coverage, in the reasonable discretion of such party

The arrangement herein shall remain in effect until either Landlord or Tenant provides the ninety (90) day notice of termination referenced above. In the event of such termination, each respective party’s obligations respecting insurance shall be as set forth in the Lease, unmodified by the terms of this letter or said letter dated July 1, 1995. Said letter dated July 1, 1995, shall, as of July 1, 1996, be superseded by this letter and be of no written force and effect.

Richard Feldman
June 28, 1996

Except as set forth above, all terms and conditions of the Lease shall remain in full force and effect.

Please execute a copy hereof acknowledging your understanding as above.

Very truly yours, DOUGLAS EMMETT JOINT VENTURE, a California general partnership

By:	Douglas Emmett Realty Fund, a California limited partnership, General Partner

By: Douglas Emmett Realty Advisors, a California corporation General Partner By: /s/ Jordan Kaplan Jordan Kaplan, Vice President

By:	Douglas Emmett Realty Fund, No. 2 a California limited partnership, General Partner

By: Douglas Emmett Realty Advisors, a California corporation General Partner By: /s/ Jordan Kaplan Jordan Kaplan, Vice President

AGREED TO AND ACCEPTED: NESTLE FOOD COMPANY, a Delaware Corporation

By: /s/ N. Paul Devereaux N. Paul Devereaux, Vice President Dated: 7-02-96

EXECUTED
ORIGINAL

AMENDMENT L

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT L TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 23rd day of July, 1998 by and between DOUGLAS EMMETT JOINT VENTURE, a California general partnership (“Landlord”), and NESTLE USA, INC., a Delaware corporation, formerly known as Nestle Food Company, a Delaware corporation and Carnation Company, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord’s predecessor-in-interest, Eight Hundred North Brand Boulevard, a California Limited Partnership (“Eight Hundred”) and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990, that certain Amendment E to Carnation Building Office Lease dated as of December 31, 1990, that certain Amendment F to Carnation Building Office Lease dated as of September 11, 1991, that certain Amendment G to Carnation Building Office Lease dated as of January 24, 1992, that certain Amendment H to Carnation Building Office Lease dated as of November 9, 1993, that certain Letter Agreement dated December 6, 1994, and that certain Amendment I to Carnation Building Office Lease dated as of March 17, 1995.

B.    Landlord has succeeded to Eight Hundred’s interest as landlord under the Original Lease and foregoing amendments as a result of Landlord’s purchase of the Building and Eight Hundred’s assignment to Landlord of the Original Lease and foregoing amendments in connection therewith.

C.    Landlord and Tenant subsequently amended the Original Lease and foregoing amendments pursuant to that certain Amendment J to Carnation Building Office Lease dated as of September 1, 1995 and that certain Amendment K to Carnation Building Office Lease dated as of October 23, 1995. The Original Lease and the foregoing amendments referred in Recital A and this Recital C are collectively referred to herein as the “Lease”

D.    Landlord and Tenant desire to expand the Premises leased by Tenant under the Lease to include: (i) a portion of the 9th floor of the Building known as Suite 900 (and referred to in Amendment G as the Remaining 9th Floor Space) and containing 6,477 rentable square feet, as outlined on the Floor Plan attached hereto as Exhibit “1” and incorporated herein by this reference (“Suite 900”); and (ii) a portion of the second (2nd) floor of the Building known as Suite 250 and containing 6,680 rentable square feet, as outlined on the Floor Plan attached hereto as Exhibit “2” and incorporated herein by this reference (“Suite 250”).

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E.    Suite 900 and Suite 250 contain a total of 13,157 rentable square feet and are sometimes collectively referred to hereinafter as the “Newly Added Space”; and

F.    Landlord and Tenant desire to amend the Lease to (i) add the Newly Added Space to the Premises, and (ii) otherwise modify the Lease, all upon the terms and conditions as hereinafter provided; and

A  G  R  E  E  M  E  N  T:

NOW, THEREFORE, incorporating the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Defined Terms.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

2.    Expansion of Premises.    The Premises are hereby expanded to include the Newly Added Space for a term commencing upon the applicable Commencement Date set forth in Paragraph 3 below. The Newly Added Space shall be leased by Tenant upon the same terms and conditions as affect the remainder of the Premises as set forth in the Lease, except as otherwise expressly provided in this Amendment. Tenant’s lease of the Newly Added Space herein is not pursuant to or in accordance with, and is not the result of Tenant’s exercise of, any of Tenant’s expansion options in the Lease.

3.    Commencement Date and Term.    Notwithstanding the date the Aggregate Improvements for the Newly Added Space (as described in Paragraph 7 below) are substantially completed by Tenant or the date Tenant receives a TCO or its equivalent for the Newly Added Space, (a) the Commencement Date for Suite 900 shall be September 1, 1998, and (b) the Commencement Date for Suite 250 Space shall be February 5, 1999. Each such Commencement Date shall be determined without any reference or regard to the commencement date provisions of the Lease (including Section l(p) of the Original Lease), and notwithstanding any subsequently occurring Force Majeure Delays or Landlord Delays which actually delay substantial completion of the Aggregate Improvements for the Newly Added Space. The Term of the Lease for the Newly Added Space shall commence upon the applicable Commencement Date therefor as described above and shall expire coterminously with the Lease Term for the remainder of the Premises (i.e., on August 26, 2010), subject to renewal and earlier termination pursuant to the provisions of the Lease.

4.    Tenant’s Percentage Share and Operating Expenses.    Tenant shall be obligated to pay Operating Expenses with respect to the Newly Added Space in accordance with the applicable provisions of the Lease, except (a) such obligation shall not commence until the applicable Commencement Date for each portion of the Newly Added Space as described in Paragraph 2 above, (b) Tenant’s Percentage Share with respect to Suite 900 shall be 1.29% and Tenant’s Percentage Share with respect to Suite 250 shall be 1.33%, (c) the Operating Expenses Allowance with respect to the Newly Added Space shall be determined based upon the Operating Expenses incurred during the 1998 calendar year, which shall be the “Base Year” applicable to the

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Newly Added Space, and (d) the exclusion from Operating Expenses for increases or reassessments in real property taxes and assessments set forth in clause (xxiv) of Paragraph 6(a) on page 33 of the Original Lease shall not apply in calculating the amount of Operating Expenses payable by Tenant for the Newly Added Space.

5.    Basic Rent.    Notwithstanding the provisions of the Lease to the contrary, the Annual Basic Rent payable for the Newly Added Space shall be as follows:

(a)    The Annual Basic Rent payable during the period from the applicable Commencement Date through August 26, 2010 (“Newly Added Space Initial Term”) shall be $30.00 per rentable square foot of the Newly Added Space per year, payable in equal monthly installments of $2.50 per rentable square foot of the Newly Added Space, subject to Annual CPI Increases as provided in Paragraph 5(b) below.

(b)    The Annual Basic Rent payable for the Newly Added Space shall increase (the “Annual CPI Increase”) on each applicable Adjustment Date (defined below) during the Newly Added Space Initial Term to an amount equal to (i) the Annual Basic Rent payable for such Newly Added Space in effect immediately prior to such Adjustment Date multiplied by (ii) the number one (1) plus a fraction, the numerator of which is equal to the positive difference, if any, between (A) the Index (defined below) for the calendar month which is three (3) months prior to the calendar month in which the Adjustment Date occurs (the “Comparison Index”), and (B) the Index for the calendar month which is three (3) months prior to the calendar month in which the applicable Commencement Date for the Newly Added Space occurs (the “Reference Index”), and the denominator of which shall be the Reference Index; provided, however, that in no event shall such Annual Basic Rent be increased for each year after the applicable Commencement Date by less than two percent (2%) nor more than four percent (4%) per year, determined on a cumulative and compounded basis from and after each such applicable Commencement Date. The Annual Basic Rent shall be increased in accordance with this Paragraph 5 (b) as of each anniversary of the applicable Commencement Date for the Newly Added Space (“Adjustment Date”), it being acknowledged by the parties that there shall be different Adjustment Dates for Suite 900 and Suite 250 (and thus different Basic Annual Rent amounts and different timing of the Annual CPI Increase for each such Suite) since the applicable Commencement Date for each such Suite is also different as provided in Paragraph 2 above. Landlord may deliver notice (an “Increase Notice”) to Tenant of any Annual CPI Increase at any time following publication of the Comparison Index to be used in connection therewith; provided, however, that no delay of Landlord in delivering such Increase Notice to Tenant shall waive or prejudice the right of Landlord to subsequently deliver such Increase Notice and to collect all increases in Annual Basic Rent from and after the Adjustment Date with respect thereto. For purposes of this Paragraph 5(b), the “Index” shall mean the Consumer Price Index for All Urban Consumers, All Items (1982-84=100) for Los Angeles-Anaheim-Riverside, California, as published by the United States Department of Labor, Bureau of Labor Statistics. Should the Bureau of Labor Statistics cease publishing the Index, or publish the Index less frequently or on a different schedule, or alter the Index in some other manner (including, without limitation, changing the name of the Index or the geographic area covered by the Index), Landlord, in its good faith discretion, may adopt a substitute Index or procedure which reasonably reflects and monitors consumer prices for the year(s) at issue.

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(c)    The Annual Basic Rent payable during the renewal term(s) for the Newly Added Space (if Tenant exercises its option(s) to extend pursuant to Section 57 of the Original Lease) shall be equal to the “Fair Market Rental Rate” (as defined in Section 5(b) of the Original Lease) for the Newly Added Space in existence at the beginning of the applicable renewal term.

6.    Parking.    Tenant’s right to reserved spaces within the parking ratios set forth in Section 41 of the Original Lease (as amended by Paragraph 5 of Amendment D) is not increased due to the addition of the Newly Added Space. Tenant shall be entitled during the applicable Lease Term for the Newly Added Space to rent three (3) non-tandem parking privileges per each 1,000 rentable square feet within the Newly Added Space. The parking charges for such spaces shall be as specified in Section 41 of the Original Lease, as modified pursuant to Amendment J.

7.    Improvements.    Tenant acknowledges and agrees that (a) the Newly Added Space is in the condition described on Attachment 1 to the Work Letter Agreement attached to the Original Lease as Exhibit “C” and all Base Building work (as defined in Paragraph 1 of the Work Letter Agreement) with respect to the Newly Added Space has been completed, (b) the Newly Added Space has been or will be accepted by Tenant in its “AS IS” condition on the applicable Commencement Date therefor as described in Paragraph 2 above, without any obligation on Landlord’s part to construct, or provide an improvement allowance or otherwise pay for, any tenant improvements or alterations for the Newly Added Space, except for the Leasehold Improvement Allowance to be provided by Landlord as described in Paragraph 7(d)(ii) below, and (c) Tenant shall, at its expense (subject to Landlord’s contribution of such Leasehold Improvement Allowance) be solely responsible for constructing all alterations and improvements for the Newly Added Space in accordance with the applicable terms and conditions of the Work Letter Agreement attached to the Original Lease as Exhibit “C” with the following modifications:

(i)    Tenant shall be required to deliver to Landlord for Landlord’s approval the Tenant’s Design Development Drawings for the Newly Added Space prior to the date Tenant commences construction of the Aggregate Improvements for the Newly Added Space, and Landlord will have three (3) days after receipt of the Design Development Drawings to approve them or advise Tenant of Landlord’s reasonable revisions therefor pursuant to the procedures set forth in Section 2.1 of Exhibit “C” of the Original Lease;

(ii)    the Leasehold Improvement Allowance to be provided by Landlord for the Newly Added Space shall be equal to $15.00 per rentable square foot within the Newly Added Space; and

(iii)    Sections 5.2 and 5.4 of Exhibit “C” of the Original Lease shall not apply with respect to the construction of such Aggregate Improvements for the Newly Added Space.

8.    Option to Expand.    The parties agree and acknowledge that Tenant’s remaining expansion options contained in the Lease now consist solely of the fourth and fifth expansion options (i.e., there are no longer any first, second or third expansion options or any

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First, Second or Third Option Space), and are applicable solely to the Remaining 8th Floor Space (which is the only remaining Option Space available for lease by Tenant).

9.    Brokers.    Landlord and Tenant hereby represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, and that they know of no real estate broker or agent who is entitled to a commission in connection with this Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent occurring by, through or under the indemnifying party.

10.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	DOUGLAS EMMETT JOINT VENTURE, a California general partnership

	By:	Douglas, Emmett & Company, its agent

By: /s/ Ken Panzer Print Name: Ken Panzer Its: Executive Vice President

TENANT:	NESTLE USA, INC., a Delaware corporation, formerly known as Nestle Food Company, a Delaware corporation and Carnation Company, a Delaware corporation

	By:	/s/ George T. Scott

Print Name: George T. Scott Its: Vice President

5

EXHIBIT “1”

FLOOR PLAN OF SUITE 900

[Floor plan appears here]

1

EXHIBIT “2”

FLOOR PLAN OF SUITE 250

[Floor plan appears here]

1

EXECUTED
ORIGINAL

AMENDMENT M

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT M TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 3rd day of May, 1999 by and between DOUGLAS EMMETT JOINT VENTURE, a California general partnership (“Landlord”), and NESTLE USA, INC., a Delaware corporation, formerly known as Nestle Food Company, a Delaware corporation and Carnation Company, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord’s predecessor-in-interest, Eight Hundred North Brand Boulevard, a California Limited Partnership (“Eight Hundred”) and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990, that certain Amendment E to Carnation Building Office Lease dated as of December 31, 1990, that certain Amendment F to Carnation Building Office Lease dated as of September 11, 1991, that certain Amendment G to Carnation Building Office Lease dated as of January 24, 1992, that certain Amendment H to Carnation Building Office Lease dated as of November 9, 1993, that certain Letter Agreement dated December 6, 1994, and that certain Amendment I to Carnation Building Office Lease dated as of March 17, 1995.

B.    Landlord has succeeded to Eight Hundred’s interest as landlord under the Original Lease and foregoing amendments as a result of Landlord’s purchase of the Building and Eight Hundred’s assignment to Landlord of the Original Lease and foregoing amendments in connection therewith.

C.    Landlord and Tenant subsequently amended the Original Lease and foregoing amendments pursuant to that certain Amendment J to Carnation Building Office Lease dated as of September 1, 1995, that certain Amendment K to Carnation Building Office Lease dated as of October 23, 1995 and that certain Amendment L to Carnation Building Office Lease dated as of July 23, 1998. The Original Lease and the foregoing amendments referred in Recital A and this Recital C are collectively referred to herein as the “Lease.”

D.    Landlord and Tenant desire to expand the Premises leased by Tenant under the Lease to include a portion of the 2nd floor of the Building known as Suite 230 and containing 3,567 rentable square feet, as outlined on the Floor Plan attached hereto as Exhibit “I” and incorporated herein by this reference (“Suite 230”).

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E.    Landlord and Tenant desire to amend the Lease to (i) add Suite 230 to the Premises, and (ii) otherwise modify the Lease, all upon the terms and conditions as hereinafter provided.

A  G  R  E  E  M  E  N  T:

NOW, THEREFORE, incorporating the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Defined Terms.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

2.    Expansion of Premises.    The Premises are hereby expanded to include Suite 230 for a term commencing upon the Commencement Date for Suite 230 set forth in Paragraph 3 below. Suite 230 shall be leased by Tenant upon the same terms and conditions as affect the remainder of the Premises as set forth in the Lease, except as otherwise expressly provided in this Amendment. Tenant’s lease of Suite 230 herein is not pursuant to or in accordance with, and is not the result of Tenant’s exercise of, any of Tenant’s expansion options in the Lease.

3.    Commencement Date and Term.    Landlord shall deliver possession of Suite 230 to Tenant on or before June 10, 1999 in its “AS IS” condition (as described in Paragraph 7 below). The Commencement Date for Suite 230 shall be the earlier of (a) July 1, 1999, or (b) the date the Aggregate Improvements for Suite 230 (as described in Paragraph 7 below) are substantially completed by Tenant, as evidenced by Tenant’s receipt of a TCO or its equivalent for Suite 230. Such Commencement Date shall be determined without any reference or regard to the commencement date provisions of the Lease (including Section 1(p) of the Original Lease), and notwithstanding any subsequently occurring Force Majeure Delays or Landlord Delays which actually delay substantial completion of the Aggregate Improvements for Suite 230. The Term of the Lease for Suite 230 shall commence upon the Commencement Date therefor as described above, and shall expire coterminously with the Lease Term for the remainder of the Premises (i.e., on August 26, 2010), subject to renewal and earlier termination pursuant to the provisions of the Lease.

4.    Tenant’s Percentage Share and Operating Expenses.    Tenant shall be obligated to pay Operating Expenses with respect to Suite 230 in accordance with the applicable provisions of the Lease, except (a) such obligation shall not commence until the Commencement Date for Suite 230 as described in Paragraph 3 above, (b) Tenant’s Percentage Share with respect to Suite 230 shall be 0.71%, (c) the Operating Expenses Allowance with respect to Suite 230 shall be determined based upon the Operating Expenses incurred during the 1999 calendar year, which shall be the “Base Year” applicable to Suite 230, and (d) the exclusion from Operating Expenses for increases or reassessments in real property taxes and assessments set forth in clause (xxiv) of Paragraph 6(a) on page 33 of the Original Lease shall not apply in calculating the amount of Operating Expenses payable by Tenant for Suite 230.

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5.    Basic Rent.    Notwithstanding the provisions of the Lease to the contrary, the Annual Basic Rent payable for Suite 230 shall be as follows:

(a)    The Annual Basic Rent payable during the period from the Commencement Date specified in Paragraph 3 hereof through August 26, 2010 (“Suite 230 Initial Term”) shall be $30.00 per rentable square foot of Suite 230 per year, payable in equal monthly installments of $2.50 per rentable square foot of Suite 230, subject to Annual CPI Increases as provided in Paragraph 5(b) below.

(b)    The Annual Basic Rent payable for Suite 230 shall increase (the “Annual CPI Increase”) on each applicable Adjustment Date (defined below) during Suite 230 Initial Term to an amount equal to (i) the Annual Basic Rent payable for Suite 230 in effect immediately prior to such Adjustment Date multiplied by (ii) the number one (1) plus a fraction, the numerator of which is equal to the positive difference, if any, between (A) the Index (defined below) for the calendar month which is three (3) months prior to the calendar month in which the Adjustment Date occurs (the “Comparison Index”), and (B) the Index for the calendar month which is three (3) months prior to the calendar month in which the Commencement Date for Suite 230 occurs (the “Reference Index”), and the denominator of which shall be the Reference Index; provided, however, that in no event shall such Annual Basic Rent be increased for each year after the Commencement Date by less than two percent (2%) nor more than four percent (4%) per year, determined on a cumulative and compounded basis from and after each such applicable Commencement Date. The Annual Basic Rent shall be increased in accordance with this Paragraph 5(b) as of each anniversary of the Commencement Date for Suite 230 (“Adjustment Date”). Landlord may deliver notice (an “Increase Notice”) to Tenant of the Annual CPI Increase at any time following publication of the Comparison Index to be used in connection therewith; provided, however, that no delay of Landlord in delivering such Increase Notice to Tenant shall waive or prejudice the right of Landlord to subsequently deliver such Increase Notice and to collect all increases in Annual Basic Rent from and after the Adjustment Date with respect thereto. For purposes of this Paragraph 5(b), the “Index” shall mean the Consumer Price Index for All Urban Consumers, All Items (1982-84=100) for Los Angeles-Orange County-Riverside, California, as published by the United States Department of Labor, Bureau of Labor Statistics. Should the Bureau of Labor Statistics cease publishing the Index, or publish the Index less frequently or on a different schedule, or alter the Index in some other manner (including, without limitation, changing the name of the Index or the geographic area covered by the Index), Landlord, in its good faith discretion, may adopt a substitute Index or procedure which reasonably reflects and monitors consumer prices for the year(s) at issue.

(c)    The Annual Basic Rent payable during the renewal term(s) for Suite 230 (if Tenant exercises its option(s) to extend pursuant to Section 57 of the Original Lease) shall be equal to the “Fair Market Rental Rate” (as defined in Section 5(b) of the Original Lease) for Suite 230 in existence at the beginning of the applicable renewal term.

6.    Parking.    Tenant’s right to reserved spaces within the parking ratios set forth in Section 41 of the Original Lease (as amended by Paragraph 5 of Amendment D) is not increased due to the addition of Suite 230. Tenant shall be entitled during the applicable Lease

3

Term for Suite 230 to rent three (3) non-tandem parking privileges per each 1,000 rentable square feet within Suite 230. The parking charges for such spaces shall be as specified in Section 41 of the Original Lease, as modified pursuant to Amendment J.

7.    Improvements.    Tenant acknowledges and agrees that (a) Suite 230 is in the condition described on Attachment 1 to the Work Letter Agreement attached to the Original Lease as Exhibit “C” and all Base Building work (as defined in Paragraph 1 of the Work Letter Agreement) with respect to Suite 230 has been completed, (b) Suite 230 has been or will be accepted by Tenant in its “AS IS” condition on the date Landlord delivers possession of Suite 230 to Tenant as described in Paragraph 3 above, without any obligation on Landlord’s part to construct, or provide an improvement allowance or otherwise pay for, any tenant improvements or alterations for Suite 230, except for the Leasehold Improvement Allowance to be provided by Landlord as described in Paragraph 7(d)(ii) below, and (c) Tenant shall, at its expense (subject to Landlord’s contribution of such Leasehold Improvement Allowance) be solely responsible for constructing all alterations and improvements for Suite 230 in accordance with the applicable terms and conditions of the Work Letter Agreement attached to the Original Lease as Exhibit “C” with the following modifications:

(i)    Tenant shall be required to deliver to Landlord for Landlord’s approval the Tenant’s Design Development Drawings for Suite 230 prior to the date Tenant commences construction of the Aggregate Improvements for Suite 230, and Landlord will have three (3) days after receipt of the Design Development Drawings to approve them or advise Tenant of Landlord’s reasonable revisions therefor pursuant to the procedures set forth in Section 2.1 of Exhibit “C” of the Original Lease;

(ii)    the Leasehold Improvement Allowance to be provided by Landlord for Suite 230 shall be equal to $15.00 per rentable square foot within Suite 230; and

(iii)    Sections 5.2 and 5.4 of Exhibit “C” of the Original Lease shall not apply with respect to the construction of such Aggregate Improvements for Suite 230.

8.    Brokers.    Landlord and Tenant hereby represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, and that they know of no real estate broker or agent who is entitled to a commission in connection with this Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent occurring by, through or under the indemnifying party.

9.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	DOUGLAS EMMETT JOINT VENTURE, a California general partnership

	By:	Douglas, Emmett & Company, its agent

By: /s/ Ken Panzer Print Name: Ken Panzer Its: Executive Vice President

TENANT:	NESTLE USA, INC., a Delaware corporation, formerly known as Nestle Food Company, a Delaware corporation and Carnation Company, a Delaware corporation

	By:	/s/ George T. Scott

Print Name: George T. Scott Its: Vice President

5

EXHIBIT “1”

FLOOR PLAN OF SUITE 230

[Floor plan appears here]

1

EXECUTED
ORIGINAL

AMENDMENT N

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT N TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 10th day of May, 2000 by and between DOUGLAS EMMETT JOINT VENTURE, a California general partnership (“Landlord”), and NESTLE USA, INC., a Delaware corporation, formerly known as Nestle Food Company, a Delaware corporation and Carnation Company, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord’s predecessor-in-interest, Eight Hundred North Brand Boulevard, a California Limited Partnership (“Eight Hundred”) and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990, that certain Amendment E to Carnation Building Office Lease dated as of December 31, 1990, that certain Amendment F to Carnation Building Office Lease dated as of September 11, 1991, that certain Amendment G to Carnation Building Office Lease dated as of January 24, 1992, that certain Amendment H to Carnation Building Office Lease dated as of November 9, 1993, that certain Letter Agreement dated June 24, 1994, and that certain Amendment I to Carnation Building Office Lease dated as of March 17, 1995.

B.    Landlord has succeeded to Eight Hundred’s interest as landlord under the Original Lease and foregoing amendments as a result of Landlord’s purchase of the Building and Eight Hundred’s assignment to Landlord of the Original Lease and foregoing amendments in connection therewith.

C.    Landlord and Tenant subsequently amended the Original Lease and foregoing amendments pursuant to that certain Amendment J to Carnation Building Office Lease dated as of September 1, 1995, that certain Amendment K to Carnation Building Office Lease dated as of October 23, 1995, that certain Amendment L to Carnation Building Office Lease dated as of July 23, 1998, and that certain Amendment M to Carnation Building Office Lease dated as of May 3, 1999. The Original Lease and the foregoing amendments referred in Recital A and this Recital C are collectively referred to herein as the “Lease.”

D.    Landlord and Tenant desire to modify the Lease by (i) establishing the Fair Market Rental Rate of the “Relevant Space” defined herein; (ii) redefining the Base Year for such Relevant Space; (iii) establishing the parking rates for that period of the Lease Term defined herein; and (iv) providing for the installation and maintenance of “Kiosks,” as defined herein, in the Building Common Areas. The referenced modifications unless otherwise noted, are effective as of date hereof and, unless otherwise provided for herein, shall end concurrently with the expiration of the Lease, and shall be made upon the terms and conditions set forth below.

A  G  R  E  E  M  E  N  T :

NOW, THEREFORE, incorporating the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.    Defined Terms.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

2.    Basic Rent for Relevant Space.    Effective as of August 27, 2000 (the “Adjustment Date”), the Basic Rent payable by Tenant for the “Relevant Space” consisting of the 2nd floor space – 8,613 rentable square feet; 3rd floor space – 313 rentable square feet; floors 4, 5, 6 and 7 – each 24,491 rentable square feet; 8th floor space – 2,759 rentable square feet and extension of term on 14,428 rentable square feet; 9th floor space – 17,870 rentable square feet; 10th floor space – 24,494 rentable square feet; for a total of 166,441 rentable square feet shall be deemed to be the “Fair Market Rental Rate” as of such Adjustment Date, which Fair Market Rental Rate has been determined in accordance with the provisions of Section 5(b) of the Original Lease, as amended (“Adjusted Annual Basic Rent”).

2.1    Fair Market Rental Rate.    Landlord and Tenant hereby agree that the Basic Rent shall equal $29.40 per year per rentable square foot for such Relevant Space, payable in installments of Basic Rent equal to $2.45 per rentable square foot of the Relevant Space per month for the period from August 27, 2000 to August 26, 2005.

3.    Tenant’s Operating Expenses for Relevant Space.    Tenant shall continue to be obligated to pay Operating Expenses with respect to the Relevant Space in accordance with the applicable provisions of the Lease, as amended, except effective as of the Adjustment Date, and notwithstanding any provision to the contrary contained in the Lease, as amended, the Operating Expenses Allowance with respect to the Relevant Space shall be determined based upon the Operating Expenses incurred during the 2000 calendar year, which shall be the “Base Year” applicable to such Relevant Space. Accordingly, for the Relevant Space, since the Base Year is the calendar year 2000, Tenant will not be required to pay Operating Expenses for the Relevant Space attributable to the time period from and including August 27, 2000 to and including December 31, 2000, but after December 31, 2000 Tenant shall pay for the Operating Expenses attributable to the Relevant Space in excess of the Operating Expense Allowance attributable to the Relevant Space for the Base Year of 2000.

4.    Parking.    The fifth (5th) and sixth (6th) sentences of Section 41 of the Lease, as amended, are, for the period from and including August 27, 2000 to and including August 26, 2005, hereby deleted in their entirety and replaced with the following:

“The parking rate payable for the parking privileges applicable to the Premises shall equal $50.00 per unreserved parking privilege

2

per month through August 26, 2000. Commencing on the Adjustment Date and on each anniversary thereof during the five (5) years of the Term following such Adjustment Date (“Parking Rate Adjustment Term”), the parking rate for such unreserved privileges shall be adjusted annually to equal $50.00 per parking privilege per month, plus a five percent (5%) annual increase determined on a cumulative and compounded basis for each year from and after the Adjustment Date (even though Tenant shall not be obligated to pay any such increase in the parking rate attributable to the time period prior to the Adjustment Date), continuing on each anniversary of the Adjustment Date during the Parking Rate Adjustment Term; provided, however, in no event shall such parking rate, as a result of such adjustment, exceed the prevailing monthly market rental for unreserved parking (as applicable) provided by other comparable Class A office buildings in the Glendale area office market.”

5.    Kiosks.    Landlord hereby grants to Tenant the right to maintain in their existing locations the two (2) existing kiosks (“Existing Kiosks”) and to install three (3) additional kiosks presenting Tenant’s products and advertising materials in the ground floor lobby toward the cafeteria entrance (“New Additional Kiosks”); provided however, that the location, size, content, appearance and use of each such New Additional Kiosks shall be comparable in size, content, appearance and use to either (i) the Existing Kiosks, or (ii) the plans set forth on Exhibit A attached hereto. Tenant agrees to maintain the Kiosks in a first class condition so as not to detract in any way from the appearance, condition or reputation of the Building and Landlord agrees that the Existing Kiosks are currently maintained in a first class condition. Tenant may not change the size, content, appearance, use and location of the Existing Kiosks or the New Additional Kiosks without Landlord’s approval, which approval will not be unreasonably withheld or delayed. Landlord and Tenant hereby acknowledge and agree that (i) Tenant’s rights to the Existing Kiosks and the New Kiosks shall continue through the remainder of Tenant’s current Lease term, (ii) Tenant’s rights to the Existing Kiosks and New Kiosks shall continue during any applicable renewal term of the Lease, as amended hereby, only to the extent Tenant shall lease all of the Premises leased by Tenant as of the date of Tenant’s lease of all of the “Expansion Space,” as that term is defined in that certain Amendment O to Carnation Building Office Lease, dated July 24, 2000, between Landlord and Tenant, and (iii) in the event that Tenant shall fail to lease all of the Premises leased by Tenant as of the date of Tenant’s lease of all of the “Expansion Space” during any renewal term of the Lease, as amended hereby, Tenant shall during such renewal term and thereafter have no further rights with respect to the Existing Kiosks and the New Kiosks.

6.    Brokers.    Landlord and Tenant hereby represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, and that they know of no real estate broker or agent who is entitled to a commission in connection with this Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent

3

compensation alleged to be owing on account of any dealings with any real estate broker or agent occurring by, through or under the indemnifying party.

7.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	DOUGLAS EMMETT JOINT VENTURE, a California general partnership

	By:	Douglas, Emmett & Company, its agent

By: /s/ Ken Panzer Print Name: Ken Panzer Its:

TENANT:	NESTLE USA, INC., a Delaware corporation, formerly known as Nestle Food Company, a Delaware corporation and Carnation Company, a Delaware corporation

	By:	/s/ George T. Scott

Print Name: George T. Scott Vice President of Labor Relations Its: and General Services

4

EXHIBIT A

[Floor plan appears here]

EXHIBIT A

1

EXECUTED
ORIGINAL

AMENDMENT O

TO CARNATION BUILDING OFFICE LEASE

This AMENDMENT O TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made as of the 24th day of July, 2000 by and between DOUGLAS EMMETT JOINT VENTURE, a California general partnership (“Landlord”), and NESTLE USA, INC., a Delaware corporation, formerly known as Nestle Food Company, a Delaware corporation and Carnation Company, a Delaware corporation (“Tenant”).

R  E  C  I  T  A  L  S:

A.    Landlord’s predecessor-in-interest, Eight Hundred North Brand Boulevard, a California Limited Partnership (“Eight Hundred”) and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990, that certain Amendment E to Carnation Building Office Lease dated as of December 31, 1990, that certain Amendment F to Carnation Building Office Lease dated as of September 11, 1991, that certain Amendment G to Carnation Building Office Lease dated as of January 24, 1992, that certain Amendment H to Carnation Building Office Lease dated as of November 9, 1993, that certain Letter Agreement dated June 24, 1994, and that certain Amendment I to Carnation Building Office Lease dated as of March 17, 1995.

B.    Landlord has succeeded to Eight Hundred’s interest as landlord under the Original Lease and foregoing amendments as a result of Landlord’s purchase of the Building and Eight Hundred’s assignment to Landlord of the Original Lease and foregoing amendments in connection therewith.

C.    Landlord and Tenant subsequently amended the Original Lease and foregoing amendments pursuant to that certain Amendment J to Carnation Building Office Lease dated as of September 1, 1995, that certain Amendment K to Carnation Building Office Lease dated as of October 23, 1995, that certain Amendment L to Carnation Building Office Lease dated as of July 23, 1998, that certain Amendment M to Carnation Building Office Lease dated as of May 3, 1999, and that certain Amendment N to Carnation Building Office Lease dated May 10, 2000. The Original Lease and the foregoing amendments referred in Recital A and this Recital C are collectively referred to herein as the “Lease.”

D.    Landlord and Tenant desire to modify the Lease by expanding the Premises defined in the Lease (“Existing Premises”) to include the following: (i) approximately 28,248 rentable (24,239 usable) comprised of (a) approximately 4,000 rentable (3,600 usable) square feet of space located on the second floor of the Building and known as Suite 260 (“Suite 260”), (b) 21,334 rentable (18,074 usable) square feet of space located on the third floor of the

Building and known as Suite 300, and (c) approximately 2,914 rentable (2,565 usable) square feet of space located on the third floor of the Building and known as Suite 360 (collectively, “First Rights Space”) and more particularly described in Exhibit A-I attached hereto and incorporated herein by this reference; and (ii) approximately 7,310 rentable (6,272 usable) square feet of space located on the eighth (8th) floor of the Building known as Suite 840 (the “Remaining Fourth Option Space” or “Suite 840”), more particularly described in Exhibit A-2 attached hereto and incorporated herein by this reference. The First Rights Space and the Remaining Fourth Option Space shall be collectively referred to herein as the “Expansion Space,” and shall consist of 35,558 rentable (30,511 usable) square feet in the aggregate. The referenced modifications, shall be made upon the terms and conditions set forth below.

A  G  R  E  E  M  E  N  T :

NOW, THEREFORE, incorporating the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows.

1.    Defined Terms.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

2.    Premises.

2.1.    In General.    Effective as of the “Expansion Space Commencement Date,” as that term is defined in Section 3 below, Tenant shall lease from Landlord and Landlord shall lease to Tenant the Expansion Space. Consequently, effective upon the Expansion Space Commencement Date and continuing throughout the “Expansion Term,” as that term is defined in Section 3, below, the Existing Premises shall be increased to include the Expansion Space, and the Existing Premises and the Expansion Space shall collectively be hereinafter referred to as the “Premises.”

2.2.    Measurement of the Expansion Space.

2.2.1    In General.    The rentable and usable square footage of the Expansion Space (other than Suite 260) shall be as set forth in this Amendment and shall not be subject to remeasurement or modification.

2.2.2    Suite 260.    The rentable and usable square footage of the Suite 260 shall be remeasured by Landlord within sixty (60) days following the Expansion Space Commencement Date applicable to Suite 260 in accordance with the terms of this Section 2.2.2. Such remeasurement shall be made pursuant to the Standard Method for Measuring Floor Area in Office Buildings, ANS1 Z65.1-1980 (the “Measurement Standard”). In the event that Tenant shall disagree with Landlord’s determination of the rentable square footage of Suite 260 in accordance with the terms hereof, then, within five (5) business days following notice thereof by Landlord, Tenant may object to the same by notice to Landlord, in which event (i) the parties shall attempt to agree upon such rentable area for a period not to exceed thirty (30) days, and (ii) in the event that the parties cannot agree upon such rentable area within such 30-day period, then

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a third party architect, mutually and reasonably agreed upon by the parties, shall measure Suite 260 in accordance with the Measurement Standard, and the determination of such third party architect shall be binding upon the parties. The cost of the third party architect shall be paid for equally by Landlord and Tenant. The result of the remeasurement made pursuant to this Section 2.2.2 shall be confirmed in writing by the parties, appropriate adjustments to amounts due under this Amendment shall be retroactively reflected therein, and any payments or credits, as applicable, due as a result thereof shall be made promptly following the final determination of the rentable square footage of Suite 260 in accordance with the terms of this Section 2.2.2.

3.    Term.    The term of Tenant’s lease of the Expansion Space (the “Expansion Term”) shall commence on the “Expansion Space Commencement Date and shall expire, subject to the terms of the Lease, concurrently with Tenant’s lease of the Existing Premises, on August 26, 2010 (the “Expiration Date”). For purposes of this Lease, the “Expansion Space Commencement Date” shall mean (i) with respect to Suite 260, the date which is the earlier to occur of (a) the date which is sixty (60) days following the date Landlord delivers Suite 260 to Tenant, which delivery is anticipated to occur on August 1, 2000, and (b) the date Tenant commences the conduct of business from Suite 260, (ii) with respect to Suite 300, the date which is the earlier to occur of (a) the date which is ninety (90) days following the date Landlord delivers Suite 300 to Tenant, which delivery is anticipated to occur on August 1, 2000, and (b) the date Tenant commences the conduct of business from Suite 300, (iii) with respect to Suite 360, the date which is the earlier to occur of (a) the date which is ninety (90) days following the date Landlord delivers Suite 360 to Tenant, which delivery is anticipated to occur on October 1, 2000, and (b) the date Tenant commences the conduct of business from Suite 360, and (iv) with respect to Suite 840, the date which is the earlier to occur of (a) the date which is sixty (60) days following the date Landlord delivers Suite 840 to Tenant, which delivery is anticipated to occur on August 1, 2000, and (b) the date Tenant commences the conduct of business from Suite 840.

4.    Rent.

4.1.    Basic Rent for Expansion Space.    Commencing on the Expansion Space Commencement Date for each of Suite 260, Suite 300, Suite 360 and Suite 840 and continuing throughout the remainder of the Expansion Term, Tenant shall pay to Landlord annual Basic Rent in connection with the Expansion Space, in equal monthly installments, in accordance with the following:

Period of Expansion Term	Annual Basic Rent Per Rentable Square Foot
Expansion Space Commencement Date – August 26, 2005	$29.40
August 27, 2005 – Expiration Date	$35.00

Upon Tenant’s execution and delivery of this Amendment Tenant shall pay to Landlord the monthly installment of Basic Rent for the Expansion Space payable for the first full month of the Expansion Term.

5.    Tenant’s Operating Expenses for Expansion Space.

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5.1.    Before August 27, 2005.    Prior to August 27, 2005 the Operating Expenses Allowance with respect to the Expansion Space shall be determined based upon the Operating Expenses incurred during the 2000 calendar year, which shall be the “Base Year” applicable to such Expansion Space. Accordingly, for the Expansion Space, since the Base Year is the calendar year 2000, Tenant will not be required to pay Operating Expenses for the Expansion Space attributable to the time period from and including August 27, 2000 to and including December 31, 2000, but after December 31, 2000 Tenant shall pay for the Operating Expenses attributable to the Expansion Space in excess of the Operating Expense Allowance attributable to the Expansion Space for the Base Year of 2000.

5.2.    On and After August 27, 2005.    Commencing as of August 27, 2005 and continuing through and including the Expiration Date, the Operating Expense Allowance with respect to the Expansion Space shall be determined based upon the Operating Expenses incurred during the calendar year 2005 (calculated in accordance with the terms of the Lease), which during such period shall be the “Base Year” applicable to the Expansion Space.

6.    Condition of Expansion Space.    Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Expansion Space, or with respect to the suitability of the Expansion Space for the conduct of Tenant’s business. Tenant shall accept the Expansion Space in its presently existing, “as-is” condition.

7.    Brokers.    Landlord and Tenant hereby represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, and that they know of no real estate broker or agent who is entitled to a commission in connection with this Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent occurring by, through or under the indemnifying party.

8.    No Further Modifications.    Except as otherwise provided herein, the Lease shall remain unchanged and in full force and effect.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:	DOUGLAS EMMETT JOINT VENTURE, a California general partnership

	By:	Douglas, Emmett & Company, its agent

By: /s/ Ken Panzer Print Name: Ken Panzer Its:

TENANT:	NESTLE USA, INC., a Delaware corporation, formerly known as Nestle Food Company, a Delaware corporation and Carnation Company, a Delaware corporation

	By:	/s/ George T. Scott

Print Name: George T. Scott Vice President of Labor Relations Its: and General Services

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EXHIBIT A-1

OUTLINE OF FIRST RIGHTS SPACE

[Floor plan appears here]

EXHIBIT A-1
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[Floor plan appears here]

EXHIBIT A-1
2

EXHIBIT A-2

OUTLINE OF REMAINING FOURTH OPTION SPACE

[Floor plan appears here]

EXHIBIT A-2
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[LETTERHEAD OF DOUGLAS, EMMETT & COMPANY]

February 22, 2001

Steve Thomas
Nestlé USA
800 North Brand Boulevard
Glendale, California 91203

Re:    Amendment “O” of the Lease by and between Douglas Emmett Joint Venture 1995
          (“Landlord”), and Nestlé USA (“Tenant”).

Dear Steve:

Pursuant to Amendment “O” of the above referenced Lease, Suite 260 has been re-measured by the architectural firm, WWCOT, and has been found to be 3,941 rsf.

Since Nestlé has been paying rent on an estimated size of 4,000 rsf, there is a credit owed to Nestle, in the amount of 59 rsf times $2.45 or $144.55 per month. We will establish how many months rent was over-paid by $144.55 and will give the appropriate total credit in the April rent statement.

Please acknowledge receipt of this letter and the new rent for Suite 260, by signing in the space provided below.

If there are any questions, please call.

Sincerely,

/s/ David E. Bussert David E. Bussert Property Manager	/s/ Steve Thomas
Steve Thomas

Feb 23, 2001
Date

SPECIAL OPERATING EXPENSE AMENDMENT
TO CARNATION BUILDING OFFICE LEASE

THIS SPECIAL OPERATING EXPENSE AMENDMENT TO CARNATION BUILDING OFFICE LEASE (“Amendment”) is made and entered into as of December 10, 2002 by and between DOUGLAS EMMETT JOINT VENTURE, a California general partnership (“Landlord”), and NESTLE USA, INC., a Delaware corporation, formerly known as Nestle Food Company, a Delaware corporation, and Carnation Company, a Delaware corporation (“Tenant”).

RECITALS

A.    Landlord’s predecessor-in-interest, Eight Hundred North Brand Boulevard, a California Limited Partnership (“Eight Hundred”) and Tenant entered into that certain Carnation Building Office Lease dated as of December 22, 1987 (the “Original Lease”), as amended by that certain Amendment A to Carnation Building Office Lease dated as of February 17, 1988, that certain Amendment B to Carnation Building Office Lease dated as of September 30, 1989, that certain Amendment C to Carnation Building Office Lease dated as of July 25, 1990, that certain Amendment D to Carnation Building Office Lease dated as of August 2, 1990, that certain Amendment E to Carnation Building Office Lease dated as of December 31, 1990, that certain Amendment F to Carnation Building Office Lease dated as of September 11, 1991, that certain Amendment G to Carnation Building Office Lease dated as of January 24, 1992, that certain Amendment H to Carnation Building Office Lease dated as of November 9, 1993, that certain Letter Agreement dated June 24, 1994, and that certain Amendment I to Carnation Building Office Lease dated as of March 17, 1995.

B.    Landlord has succeeded to Eight Hundred’s interest as landlord under the Original Lease and foregoing amendments as a result of Landlord’s purchase of the Building and Eight Hundred’s assignment to Landlord of the Original Lease and foregoing amendments in connection therewith.

C.    Landlord and Tenant subsequently amended the Original Lease and foregoing amendments pursuant to that certain Amendment J to Carnation Building Office Lease dated as of September 1, 1995, that certain Amendment L to Carnation Building Office Lease dated as of July 23, 1998, that certain Amendment M to Carnation Building Office Lease dated as of May 3, 1999, that certain Amendment N to Carnation Building Office Lease dated as of May 10, 2000 and that certain Amendment O to Carnation Building Office Lease dated as of July 24, 2000. The Original Lease and the foregoing amendments referred in Recital A and this Recital C are collectively referred to herein as the “Lease”.

D.    Landlord and Tenant desire the modify the Lease as provided in this Amendment to amend certain portions of the Operating Expense provisions set forth in the Original Lease.

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AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1.    Defined Terms.    Except as otherwise set forth herein, each term used in this Amendment shall have the same meaning as the meaning ascribed to such term in the Lease.

2.    Changes to Operating Expense Provisions.    Effective from and after January 1, 1997, Section 6 of the Original Lease is hereby modified as follows:

a.	Replace the following language in Section 6(a)(iii) on page 28 of the Original Lease:

“the cost (amortized over such reasonable period as Landlord shall determine together with interest at the maximum rate allowed by law on the unamortized balance) of (a) any capital improvements made to the Building by Landlord after the first year of the Term of the Lease that reduce other Operating Expenses, or made to the Building by Landlord after the date of the Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, or (b) replacement of any Building equipment needed to operate the Building at the same quality levels as prior to the replacement;”

with the following language:

“the cost (amortized over the useful life with interest at ten percent (10%) per annum on the unamortized balance) of any capital improvements in excess of Ten Thousand Dollars ($10,000.00) per year made to the Building by Landlord (a) after the first year of the Term of the Lease that reduce other Operating Expenses, or (b) after the date of the Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, or (c) to replace any Building equipment needed to operate the Building at the same quality levels as prior to the replacement; provided, however, that if there are expenditures made by Landlord which would otherwise quality as a capital expenditure and the cost of same is less than Ten Thousand Dollars ($10,000.00) per year, the cost of same may be included in Operating Expenses for the year in which such expense is incurred. The parties agree that in determining whether a capital expenditure is less than $10,000, the expenditure will be evaluated on the basis of whether the entire expenditure for a capital expenditure could logically have been incurred as part of a single project in accordance with sound management practices.

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For example, if the condition of multiple sets of drapes warranted a replacement of the drapes and such replacement would cost $40,000 if replaced at the same time, the Landlord will not be permitted to replace the drapes on a window-by-window basis at $2,000 per window and therefore include the costs as an Operating Expense in the year in which the expense was incurred, but rather, provided the above described replacement met the conditions described in subparagraph (c) above, such costs shall be included on an amortized basis as provided above . By way of another example, if all base building doors were in the same poor condition and needed replacing, and the cost of each door was $1,000 and if there were 25 doors, the cost of replacing the doors would be $25,000 and therefore could not be included in Operating Expenses in the year in which the expense was incurred, but rather, provided the above described replacement met the conditions described in subparagraph (c) above, such costs shall be included on an amortized basis as provided above. On the other hand, if three doors were damaged and needed replacing, provided the above described replacement met the conditions described in subparagraph (c) above, provided the above described replacement met the conditions described in subparagraph (c) above, then the $3,000 could be included in Operating Expenses in the year in which the expense was incurred. Likewise, if one drape was damaged and needed replacing, provided the above described replacement met the conditions described in subparagraph (c) above, the cost could be included in Operating Expenses in the year in which the expense was incurred. (the capital improvements described in (a), (b), and (c) above, as well as the capital expenditures described in the proviso immediately after (c) above, collectively, the “Permitted Capital Expenditures”);”

b.
Subparagraphs (ii), (iii) and (viii) on page 31 of the Original Lease and subparagraphs (ix) and (xvi) on page 32 of the Original Lease are hereby deemed deleted and shall be of no further force or effect.

c.
Add in place of former subparagraph (ii) on page 31 of the Original Lease, deleted pursuant to Paragraph 2 (b) of this Amendment, the following new subparagraph (ii): “All capital expenditures or costs of a capital nature, including without limitation, capital improvements or replacements, capital repairs, capital equipment or capital tools, all as determined in accordance with generally accepted accounting principles, consistently applied, other than the Permitted Capital Expenditures.”

3.    Brokers.    Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, and no real estate broker or agent is entitled to a commission in connection with the this Amendment. Each party agrees to indemnify and defend the other party against and hold the

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other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent occurring by, through, or under the indemnifying party.

4.    Entire Agreement; Amendment.    The Lease, as amended by this Amendment, constitutes the full and complete agreement and understanding between the parties hereto and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in the Lease, as so amended, and no provision of the Lease, as so amended, may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by all of the parties hereto.

5.    Authority.    Each person executing this Amendment represents and warrants that he or she is duly authorized and empowered to execute it, and does so as the act of and on behalf of the party indicated below.

6.    Force and Effect.    Except as modified by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed and are and shall remain in full force and effect. Should any inconsistency arise between this Amendment and the Lease as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. This Amendment shall be construed to be a part of the Lease and shall be deemed incorporated in the Lease by this reference.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

LANDLORD:	DOUGLAS EMMETT JOINT VENTURE, a California general partnership

	By:	Douglas, Emmett & Company, its agent

By: [ILLEGIBLE] Name: [ILLEGIBLE] Its: Senior Vice President

TENANT:	NESTLE USA, INC., a Delaware corporation, formerly known as Nestle Food Company, a Delaware corporation, and Carnation Company, a Delaware corporation

By: /s/ Robert H. Sanders Name: Robert H. Sanders Its: Vice President

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